UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. _____)

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

SeaStar Medical Holding Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE & PROXY STATEMENT

2023 Annual Meeting of Stockholders

June 28, 2023
10 am MST

SeaStar Medical Holdings Corporation

3513 Brighton Blvd, Suite 410

Denver, CO 80216

May 19, 2023

To Our Stockholders:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of SeaStar Medical Holding Corporation at 10 am MST, on Wednesday, June 28, 2023. The Annual Meeting will be held virtually, and no physical meeting will be held.

The Notice of Annual Meeting of Stockholders and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section titled “Who can attend the Annual Meeting?” on page 2 of the Proxy Statement for more information about how to attend the meeting online.

Whether or not you attend the Annual Meeting, it is important that your shares and votes are represented. Therefore, I urge you to promptly vote. Instructions for how to vote are contained on the enclosed proxy card. You can submit your vote by phone, via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you decide to attend the Annual Meeting, you will be able to vote at the Annual Meeting even if you have previously submitted your proxy card.

Thank you for your support.

Sincerely,

Eric Schlorff

Director and Chief Executive Officer

SeaStar Medical Holdings Corporation

3513 Brighton Blvd, Suite 410

Denver, CO 80216

Notice of Annual Meeting of Stockholders To Be Held Wednesday, June 28, 2023

The Annual Meeting of Stockholders (the “Annual Meeting”) of SeaStar Medical Holding Corporation, a Delaware corporation (the “Company”), will be held at 10 am MST, on Wednesday, June 28, 2023. The Annual Meeting will be held virtually via live webcast. You will be able to attend the Annual Meeting online by visiting www.proxydocs.com/ICU and entering your 12-digit control number included on your proxy card that is enclosed with your proxy materials. You will be able to submit questions at the meeting and vote. The Annual Meeting will be held for the following purposes:

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To elect two Class I Directors to serve until the 2026 annual meeting of stockholders, or until their successors shall have been duly elected and qualified;
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To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the full issuance of shares of Common Stock issuable by the Company pursuant to the Convertible Notes (as defined herein) and the Warrants (as defined herein) (the “Note and Warrant Share Issuance Proposal”);
•
To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the full issuance of shares of common stock issuable by the Company pursuant to the Company’s Equity Line of Credit (as defined herein) (the “ELOC Issuance Proposal”);
•
To ratify the appointment of Armanino LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and
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To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of our common stock as of the close of business on May 1, 2023 are entitled to notice of and to vote at the Annual Meeting, or at any continuation, postponement or adjournment of the Annual Meeting. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors

Eric Schlorff

Chief Executive Officer

Denver, CO

May 19, 2023

i

SeaStar Medical Holdings Corporation

3513 Brighton Blvd, Suite 410

Denver, CO 80216

PROXY STATEMENT

This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation by the Board of Directors of SeaStar Medical Holdings Corporation of proxies to be voted at our Annual Meeting of Stockholders to be held on Wednesday, June 28, 2023 (the “Annual Meeting”), at 10 am MST, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be held virtually via live webcast. You will be able to attend the Annual Meeting online by visiting www.proxydocs.com/ICU and entering your 12-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. You will be able to vote your shares electronically, and submit your written questions prior to and during the meeting through the online website.

Holders of record of our Common Stock, par value $0.0001 per share (the "Common Stock"), as of the close of business on May 1, 2023 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and at any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were 13,323,509 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

The Company will begin mailing, or otherwise make available to stockholders, the Notice of Internet Availability of Proxy Materials containing instructions on how to access the proxy materials and how to vote and the Company's Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Annual Report”) to stockholders on or about May 19, 2023. In this Proxy Statement, “Company”, “we”, “us”, and “our” refer to SeaStar Medical Holding Corporation.

Proposals

At the Annual Meeting, our stockholders will be asked:

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To elect two Class I Directors to serve until the 2026 annual meeting of stockholders, or until their successors shall have been duly elected and qualified;
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To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the full issuance of shares of Common Stock issuable by the Company pursuant to the Convertible Notes (as defined herein) and Warrants (as defined herein) (the “Note and Warrant Share Issuance Proposal”);
•
To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the full issuance of shares of Common Stock issuable by the Company pursuant to the Company’s Equity Line of Credit (as defined herein) (the “ELOC Issuance Proposal”); and
•
To ratify the appointment of Armanino LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Recommendations of the Board

The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and the Board recommends that you vote:

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FOR the election of Rick Barnett as Class I Director;
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FOR the election of Andres Lobo as Class I Director;
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FOR the approval, for purposes of complying with Nasdaq Listing Rule 5635(d), the full issuance of shares of Common Stock issuable by the Company pursuant to the Convertible Notes (as defined herein) and Warrants (as defined herein);

•
FOR the approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the full issuance of shares of Common Stock issuable by the Company pursuant to the Company’s Equity Line of Credit (as defined herein); and
•
FOR the ratification of the appointment of Armanino LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Information About This Proxy Statement

Why you received this Proxy Statement. You are viewing or have received these proxy materials because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

Printed Copies of Our Proxy Materials. You have received or will receive printed copies of our proxy materials, and instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Continental Stock Transfer and Trust Company at 1-800-509-8856 or in writing at Continental Stock Transfer and Trust, 1 State Street 30th Floor, New York, NY 10004-1561.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Continental Stock Transfer and Trust Company at the above phone number or address.

Questions and Answers About the 2023 Annual Meeting of Stockholders

Who is entitled to vote at the Annual Meeting?

The Record Date for the Annual Meeting is May 1, 2023, which was approved by our Board of Directors. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 13,269,516 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting online or by proxy of the holders of a majority of the Common Stock issued and outstanding and entitled to vote on the Record Date, or 6,634,759 shares, will constitute a quorum.

Who can attend the Annual Meeting?

The Company has decided to hold the Annual Meeting online this year. You may attend and participate in the Annual Meeting online by visiting the following website: www.proxydocs.com/ICU. To attend and participate in the Annual Meeting you will need the 12-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 12-digit control number or otherwise vote through the bank or broker. You will be able to vote your shares electronically and submit your written questions prior to and during the meeting through the online website.

If you decide to join the Annual Meeting online, we encourage you to access the meeting prior to the start time. Online check-in will begin at 9:50 am MST, and you should allow ample time for the check-in procedures.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting is authorized by our Amended and Restated Bylaws (the "Bylaws") to adjourn the meeting, without the vote of stockholders.

What does it mean if I receive more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote:

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by Internet—You can vote over the Internet at www.proxypush.com/ICU by following the instructions on the proxy card;
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by Telephone—You can vote by telephone by calling 1-866-868-2739 and following the instructions on the proxy card;
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by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or
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at the Meeting—You can use the 12-digit control number included in your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day. To participate in the Annual Meeting online, including to vote via the Internet or telephone, you will need the 12-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

Whether or not you expect to attend the Annual Meeting, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy ahead of time, you may still decide to attend the Annual Meeting and vote your shares at the meeting.

Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. To vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 12-digit control number or otherwise vote through the bank or broker.

Can I change my vote after I submit my proxy?

Yes. If you are a registered stockholder, you may revoke your proxy and change your vote:

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by submitting a duly executed proxy bearing a later date;
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by granting a subsequent proxy through the Internet or telephone;
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by giving written notice of revocation to the Secretary of the Company prior to or at the Annual Meeting; or
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by voting online at the Annual Meeting.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting using your 12-digit control number or otherwise voting through your bank or broker.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 1 of this Proxy Statement, as well as with the description of each proposal in this Proxy Statement.

Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Will there be a question-and-answer session during the Annual Meeting?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted during or prior to the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting through the Annual Meeting webpage. We have the discretion to decline responses to any questions submitted by stockholders.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder by following the procedures outlined above in “Who can attend the Annual Meeting?”.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non- votes be treated?

Proposal	Votes Required	Effect of Votes Withheld/Abstentions and Broker Non-Votes
Proposal 1: Election of Class I Directors	The affirmative vote of holders of a plurality of the votes cast	Votes withheld and broker non-votes will have no effect on the election of director
Proposal 2: Note and Warrant Share Issuance proposal	The affirmative vote of holders of a majority of the votes cast	Abstentions and broker non-votes will have no effect on the outcome of those votes
Proposal 3: ELOC Issuance Proposal	The affirmative vote of holders of a majority of the votes cast	Abstentions and broker non-votes will have no effect on the outcome of those votes
Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of holders of a majority of the votes cast	Abstentions will have no effect on the outcome of those votes. Proposal 4 will not have broker non-votes.

What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposals regarding the approval of issuance of shares of Common Stock and the ratification of the appointment of Armanino LLP as our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have no effect for the approval of issuance of shares of Common Stock or the ratification of the appointment of Armanino LLP.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. To vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 12-digit control number or otherwise vote through the bank or broker.

What are broker non-votes and do they count for determining a quorum?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Armanino LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors and the approval of issuance of shares of Common Stock. Broker non-votes count for purposes of determining whether a quorum is present.

Where can I find a list of stockholders?

A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to Investor Relations at JCAIN@LHAI.COM, stating the purpose of the request and providing proof of ownership of Company Common Stock. The list of these stockholders will also be available during the Annual Meeting after entering the 12-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

Where can I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting, and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

Proposal 1: Election of DirectorS

We currently have seven (7) directors on our Board of Directors. At the Annual Meeting, two (2) nominees for Class I Directors, Mr. Rick Barnett and Mr. Andres Lobo, are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2026 or until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as a Class I Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

As set forth in our Third Amended and Restated Certificate of Incorporation (the "Charter"), the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The current class structure is as follows: Class I, whose term currently expires at the 2023 Annual Meeting of Stockholders and whose subsequent term will expire at the 2026 Annual Meeting of Stockholders; Class II, whose term will expire at the 2024 Annual Meeting of Stockholders and whose subsequent term will expire at the 2027 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2025 Annual Meeting of Stockholders and whose subsequent term will expire at the 2028 Annual Meeting of Stockholders.

The current Class I Directors are Rick Barnett and Andres Lobo; the current Class II Directors are Richard Russell, Bruce Rogers and Allan Collins; and the current Class III Directors are Eric Schlorff and Kenneth Van Heel.

Our Charter and Bylaws provide that the authorized number of directors may be changed from time to time by the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of our outstanding voting stock entitled to vote in the election of directors.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Common Stock represented thereby for the election as Class I Directors of the persons whose names and biographies appear below. In the event that Mr. Barnett or Mr. Lobo should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors, or the Board may elect to reduce its size. The Board of Directors has no reason to believe that Mr. Barnett or Mr. Lobo will be unable to serve if elected. Mr. Barnett and Mr. Lobo has consented to being named in this Proxy Statement and to serve if elected.

Vote required

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.

Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the election of the below Class I Director nominees.

Nominees For Class I Director (terms to expire at the 2026 Annual Meeting of Stockholders)

The current members of the Board of Directors who are also the nominees for election to the Board of Directors as Class I Directors are as follows:

Name	Age	Served as a Director Since	Position
Rick Barnett	63	2021	Director
Andres Lobo	57	2019	Director

The principal occupations and business experience of the Class I Director nominees for election at the 2023 Annual Meeting are as follows:

Rick Barnett has received the Corporate Director certification from NACD in 2021 and has served as a Director of the SeaStar Medical since January 2021. Mr. Barnett served as President, Chief Executive Officer and Board Member of Satellite Healthcare, Inc. from 2014 to February 2021. Satellite Healthcare is Mr. Barnett has served as the Chairman of the Strategic Planning Committee, as well as a member of the Finance, Quality, Risk/Compliance, and Governance/Compensation committees for Satellite Healthcare, Inc. Mr. Barnett currently serves on the CutisCare, Inc. Board of Directors since 2021 and is a member of the Strategy and Audit Committee. CutisCare Inc. focuses on innovative approaches to wound care. Mr. Barnett has served a term as Chair of the Board of Directors of the National Kidney Foundation—Northern California, Pacific Northwest & NV Region, and a Board Member since 2018, where he served as a member of the Nominating, Strategic Partnerships, and Membership committees. He also served as Chair of the Board of Directors for the West Coast Sourcing Solutions, a product procurement company, from 2011 to 2014. From 2009 to 2014, Mr. Barnett served as a Senior Vice President of VHA, Inc., a purchasing cooperative for community-owned, nonprofit healthcare institutions. From 2006 to 2008, Mr. Barnett served as General Partner & Board Member of North State Surgery Centers, LLC, an ambulatory surgical clinic center. From 2005 to 2009, Mr. Barnett served as Chair of the Board of Directors of the Hospital Council of Northern California—Northern Sierra Section, a non-profit hospital and health systems trade association. We believe that Mr. Barnett is well-qualified to serve on the Company’s board of directors (the “Board”) due to his extensive experience in strategic transactions and financial analysis for healthcare and medical device companies, as well as his expertise and skills in hospital operations, risk and compliance management, which will enhance and expand the Board’s oversight capabilities over the Company’s strategic directions in a complex healthcare market.

Andres Lobo has served as a Director of SeaStar Medical since May 2019. Since 1994, Mr. Lobo has served in various roles at The Dow Chemical Company. At The Dow Chemical Company, since 2019, Mr. Lobo has served as the Risk Seeking Assets Director; from 2016 to 2019, Mr. Lobo served as the Corporate Real Estate Director; and from 2006 to 2016, Mr. Lobo served as a Customer Financial Services Portfolio Manager. At Dow Brasil S.A, a subsidiary of The Dow Chemical Company, from 2003 to 2006, Mr. Lobo served as a Senior Finance Manager; from 1999 to 2003, Mr. Lobo served as a Customer Financial Services Manager for Brazil and Latin America; from 1997 to 1999, Mr. Lobo served as a Customer Financial Services Manager for Argentina and Southern Cone; and from 1994 to 1997, Mr. Lobo served as a Credit & Collection Manager. From 1993 to 1994, Mr. Lobo served as a Corporate Account Manager at Leasing Andino S.A., a commercial leasing company, in Santiago, Chile. We believe that Mr. Lobo is well-qualified to serve on the Board due to his extensive expertise in executing investment, business and financial strategies for public companies, as well as his expertise in matters relating to corporate governance, financial risk management and strategic opportunities, which will contribute to the Board’s ability to manage our growth and commercial plans.

Continuing members of the Board of Directors:

The current members of the Board of Directors who are Class II Directors (terms to expire at the 2024annual meeting) and Class III Directors (terms to expire at the 2025 annual meeting) are as follows:

Name	Class	Age	Served as a Director Since	Position with the Company
Richard Russell	II	62	2022	Director
Bruce Rodgers	II	59	2022	Director
Allan Collins	II	75	2021	Director
Eric Schlorff	III	50	2019	Director, Executive
Kenneth Van Heel	III	59	2021	Director

The principal occupations and business experience of each Class II of Class III Director are as follows:

Allan Collins, MD has served as a Director of SeaStar Medical since January 2021. Mr. Collins has served as the Chief Medical Officer at NxStage Medical, a medical device company for the treatment of kidneys since 2017. Since 1999, Mr. Collins has also served as the Executive Director of the Kidney Care Initiative at the Chronic Disease Research Group, a non-profit organization that focuses on answering questions on patient experiences with chronic diseases and a division of the Hennepin Healthcare Research Institute, in Minneapolis, Minnesota. From 1999 to 2014, Mr. Collins served as a Director within the United States Renal Data System, a national data system that analyzes information about chronic kidney disease. From 1990 to 2017, Mr. Collins worked for the Hennepin Faculty Associates, an independent medical group at the Hennepin County Medical Center in Minneapolis, Minnesota. From 1980 to 1990, Mr. Collins served as faculty at the Minneapolis Medical Research Foundation, a medical research non-profit organization, and the University of Minnesota School of Medicine. We believe that Mr. Collins is well-qualified to serve on our Board due to his substantial scientific and technical knowledge of medical devices similar to our products, as well as his extensive experience in managing and executing business and strategic plans for companies in the healthcare industry, which will contribute to the Board’s ability to support and supervise the Combined Company’s business operations.

Bruce Rodgers served as LMAO’s Chief Executive Officer and President and was Chairman of its Board of Directors. Since completion of its initial public offering in October 2015, Mr. Rodgers has served as Chairman, Chief Executive Officer, and President of LMFA, an affiliate of the Sponsor and publicly traded company on the Nasdaq Capital Market. LMFA is a specialty finance company that provides funding to nonprofit community associations primarily located in the state of Florida and mines for Bitcoin. Mr. Rodgers was instrumental in developing LMFA’s business model prior to its inception and was one of its primary investors. As LMFA’s Chief Executive Officer, Mr. Rodgers has guided LMFA through its initial public offering, subsequent public offerings, and acquisitions of complementary businesses. Mr. Rodgers is a former business transactions attorney counseling numerous businesses with respect to mergers, acquisitions and capital raising transactions. In this capacity, Mr. Rodgers was an associate of Macfarlane, Ferguson, & McMullen, P.A. from 1991 to 1995 and a partner from 1995-1998 and was an equity partner of Foley & Lardner LLP from 1998 to 2003. Originally from Bowling Green, Kentucky, Mr. Rodgers holds an Engineering degree from Vanderbilt University (1985) and a Juris Doctor, with honors, from the University of Florida (1991). Mr. Rodgers also served as an officer in the United States Navy from 1985-1989 rising to the rank of Lieutenant, Surface Warfare Officer. Mr. Rodgers is a member of the Florida Bar and holds an AV-Preeminent rating from Martindale Hubbell. We believe that Mr. Rodgers is well-qualified to serve on our Board due to his experience in sourcing, negotiating and consummating acquisitions, and investment in and management of a financial services business.

Richard Russell served as LMAO’s Chief Financial Officer, Treasurer, Secretary and Director. Mr. Russell has also served as Chief Financial Officer of LMFA, an affiliate of the Sponsor and publicly traded company on the Nasdaq Capital Market since 2017. Since 2016, he has provided financial and accounting consulting services with a focus on technical and external reporting, internal auditing, mergers & acquisitions, risk management, and CFO and controller services. Mr. Russell also served as Chief Financial Officer for Mission Health Communities, offering management services for nursing and post-acute care facilities, from 2013 to 2016 and, before that, Mr. Russell served in a variety of roles for Cott Corporation, an American-Canadian beverage and food service company, from 2007 to 2013, including Senior Director Finance, Senior Director of Internal Auditing, and Assistant Corporate Controller. Mr. Russell’s extensive professional experience with public companies includes his position as Director of Financial Reporting for Quality Distribution, a transportation and logistics company, from 2004 to 2007, and as Director of Financial Reporting for Danka Business Systems PLC, a supplier of photocopiers and office imaging equipment, from 2001 to 2004. Mr. Russell also served as Chief Financial Officer of Generation Income Properties, Inc., which is a real estate investment company that is publicly traded on the Nasdaq, a position he held from December 2019 to February 2022. Mr. Russell earned his Bachelor of Science in Accounting and a Master’s in Tax Accounting from the University of Alabama, a Bachelor of Arts in International Studies from the University of South Florida, and a Master’s in Business Administration from the University of Tampa. On March 1, 2020, Mr. Russell was appointed to the board of directors for TDNT, a publicly held consumer products company that has been trading on the OTCQB Venture Market since April 2015. Mr. Russell was also Chairman of the Hillsborough County Internal Audit Committee from January 2020 to April 2021 and has been a board member since August 2016. We believe that Mr. Russell is well-qualified to serve on our Board due to his experience in public company operations, including in the financial services industry, financial analysis and reporting, mergers and acquisitions, and risk management.

Eric Schlorff has served as a Director and the Chief Executive Officer of SeaStar Medical since July 2019 and as Chief Operating Officer from March 2019 to July 2019. Mr. Schlorff also previously served as a Director of SeaStar Medical from June 2016 to May 2019. From 1999 to 2019, Mr. Schlorff served in multiple roles at The Dow Chemical Company in Midland, Michigan and Indianapolis, Indiana. From June 2016 to February 2019, Mr. Schlorff served as Global Director of Alternative Investments for The Dow Chemical Pension Plan, and Global Finance Leader for Crop Protection & Seeds at Dow AgroSciences from June 2013 to June 2016. Additional leadership positions held by Mr. Schlorff include the Global Market Intelligence Leader at Dow AgroSciences, Global Financial Manager of Royalties at Dow AgroSciences, Senior Investment Manager of Alternative Investments at The Dow Chemical Company, New Business Development of Pharmaceuticals at The Dow Chemical Company, Global Financial Analyst within the New Businesses division at The Dow Chemical Company, and Global Financial Analyst within Dow AgroSciences at The Dow Chemical Company. We believe that Mr. Schlorff is well-qualified to serve on the Board due to his intimate knowledge of our business operation, including the scientific basis, regulatory requirements and sales and marketing channels of the SCD products, as well as his extensive experience in financial planning and managing large and complex organizations.

Kenneth Van Heel has served as a Director of SeaStar Medical since 2021 and previously served as a Director from 2011 to 2015. Mr. Van Heel has also served as Chief Executive Officer at Motorcity Systems, a software provider in the trucking and transportation industry, since November 2021. Since June 2012, Mr. Van Heel has also served as a Director and Advisor at Gantec, Inc., a biotechnology company for agricultural products. From June 2019 to June 2021, Mr. Van Heel served as an Advisor at Motorcity Systems. Prior to joining Motorcity Systems, Mr. Van Heel served in various roles at The Dow Chemical Company. At The Dow Chemical Company, from 2016 to 2021, Mr. Van Heel served as the Global Director of Strategic Planning; from 2012 to 2016, Mr. Van Heel served as the Director of Alternative Investments and CIO Canadian Pension Plan; from 2006 to 2016, Mr. Van Heel served as Director of Alternative Investments; from 2003 to 2006, Mr. Van Heel served as the Senior Manager of Private Equity; from 2000 to 2003, Mr. Van Heel served as the Manager of Dow Corporate Venture Capital; and from 1986 to 2000, Mr. Van Heel held various positions within the Ventures and Business Development division. We believe that Mr. Van Heel is well-qualified to serve on the Board due to his extensive and deep experience in venture capital investment, financial analysis and reporting, risk management, strategic planning, and public company operations, as well as his expertise and skills in working with companies in the medical device and healthcare industries, which will provide valuable oversight and guidance to our governance.

Executive Officers

The following table identifies our current executive officers as of May 1, 2023:

Name	Age	Position
Eric Schlorff(1)	50	Chief Executive Officer
Caryl Baron	55	Interim Chief Financial Officer
Kevin Chung, MD	50	Chief Medical Officer

(1)
See biography on page 8 of this Proxy Statement.

Caryl Baron has served as the Finance Controller of SeaStar Medical since 2020 and as our Interim Chief Financial Officer since October 28, 2022. Since 2013, Ms. Baron has also served as the Founder of Baroness Financial Consulting, an accounting consulting firm, in New York, New York. From 2011 to 2013, Ms. Baron served as the Controller of Rubenstein Public Relations, Inc., a full-service communications agency, in New York, New York. From 2008 to 2010, Ms. Baron served as the Vice President and Finance Director of Omnicon Health Group, a healthcare marketing and communications group, in New York, New York. From 2006 to 2008, Ms. Baron served as the Finance Manager of IMG, a global sports, events and talent management company, in New York, New York. From 2004 to 2006, Ms. Baron served as the Controller of Cornelia Day Resort, a luxury spa, in New York, New York. From 1996 to 2004, Ms. Baron served as the Financial Operations Manager of Tiffany & Co., a luxury jewelry and specialty retailer, in New York, New York. From 1992 to 1996, Ms. Baron served as the Assistant Controller for WPP, a multinational communications, advertising, public relations, and technology company, in New York, New York.

Kevin Chung, MD has served as the Chief Medical Officer of SeaStar Medical since July 1, 2022. Dr. Chung served as a professor in the Department of Medicine at the Uniformed Services University of the Health Sciences from 2016 to 2022, and as Chair of the Department of Medicine since 2018. From 2014 to 2020, Dr. Chung served as Critical Care Consultant to the U.S. Surgeon General. From 2016 to 2018, Dr. Chung served as Department of Medicine Chief at the Brooke Army Medical Center. From 2015 to 2016, Dr. Chung served as Director of Research at the US Army Institute of Surgical Research, and as Task Area Manager, Clinical Trial from 2012 to 2015. From 2006 to 2013, Dr. Chung served as Medical Director, Burn Intensive Care Unit at the US Army Burn Center. Dr. Chung is a retired army colonel and holds medical licenses in Texas and Maryland.

Corporate Governance

General

Our Board of Directors has adopted a Code of Business Conduct and Ethics, and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters and our Code of Business Conduct and Ethics in the “Governance” section under “Governance Documents” of our investor relations page of our website located at investors.seastarmedical.com, or by writing to c/o Corporate Secretary at our offices at 3513 Brighton Blvd, Suite 410, Denver, CO 80216.

Board Composition

Our Board of Directors currently consists of seven members: Rick Barnett, Andres Lobo, Richard Russell, Bruce Rodgers, Kenneth Van Heel, Allan Collins and Eric Schlorff. As set forth in our Charter, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our Charter provides that the authorized number of directors may be fixed from time to time by the Board of Directors, except as otherwise provided for or fixed relating to the rights of the holders of any series of Preferred Stock to elect additional directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of the total voting power of the outstanding shares of our capital stock entitled to vote in the election of directors.

Independence of the Board

As required under Nasdaq listing standards, a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the Board of Directors. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independence,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that the following six directors, representing a majority of the members of the Board, are independent directors within the meaning of the applicable Nasdaq listing standards: Mr. Van Heel, Mr. Barnett, Mr. Lobo, Dr. Collins, Mr. Rodgers and Mr. Russell. In making this determination, the Board found that none of these directors had a material or other disqualifying relationship with the Company. In determining that Mr. Rodgers and Mr. Russell were independent, the Board considered their respective roles at the Sponsor, and previous transactions between the Company and the Sponsor. As Mr. Schlorff serves as our Chief Executive Officer, he is not independent. Additionally, in accordance with our Corporate Governance Guidelines, the Board determined that all members of the audit, compensation, and nominating and corporate governance committees of the Board are independent.

Director Candidates

The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director.

In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates to the Board, and the Board, in approving and recommending for election (and, in the case of vacancies, appointing) such candidates, will consider candidates who have a high level of personal and professional integrity, strong ethics and values and the ability to make mature business judgments. In evaluating director candidates, the Nominating and Corporate Governance Committee and the Board may also consider the following criteria as well as any other factor that they may deem to be relevant: the candidate’s experience in corporate management, such as serving as an officer or former officer of a publicly held company; the candidate’s experience as a board member of another publicly held company; the candidate’s professional and academic experience relevant to the Company’s industry; the strength of the candidate’s leadership skills; the candidate’s experience in finance and accounting and / or executive compensation practices; and whether the candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings, if applicable. In addition, the Board will consider whether there are potential conflicts of interest with the candidate’s other personal and professional pursuits. In addition, the Board monitors the mix of specific experience, qualifications and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure. Although the Board does not have a formal written diversity policy with respect to the evaluation of director candidates, in its evaluation of director candidates, the Nominating and Corporate Governance Committee will consider factors including, without limitation, issues of judgment, diversity, age, skills, background and experience, and with respect to diversity, such factors as gender, race, ethnicity, experience, and area of expertise, as well as other individual qualities and attributes that contribute to the total diversity of viewpoints and experience represented on the Board.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials as set forth in our Bylaws, to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, SeaStar Medical Holding Corporation, 3513 Brighton Blvd, Suite 410, Denver, CO 80216. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates recommended by other sources.

Communications from Interested Parties

Anyone who would like to communicate with, or otherwise make his or her concerns known directly to the chairperson of any of the Audit, Nominating and Corporate Governance, and Compensation Committees, or to the non-management or independent directors as a group, may do so by addressing such communications or concerns to c/o Corporate Secretary, SeaStar Medical Holding Corporation, 3513 Brighton Blvd, Suite 410, Denver, CO 80216, which will forward such communications to the appropriate party. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Board Leadership Structure

The Board has not implemented a policy requiring the positions of the Chairman of the Board and Chief Executive Officer to be separate or held by the same individual. Any further determination to create such a policy is expected to be based on circumstances existing from time to time, based on criteria that are in the Company’s best interests and the best interests of its stockholders, including the composition, skills and experience of the Board and its members, specific challenges faced by the Company or the industry in which we operate, and governance efficiency. Historically Mr. Schlorff served as both the Chairman and Chief Executive Officer because Mr. Schlorff’s strategic vision for the business, his in-depth knowledge of the Company’s operations, and his experience serving as the Chief Executive Officer of SeaStar Medical make him well qualified to serve as both Chairman of the Board and Chief Executive Officer of the Company. However, effective as of the Closing, the Board determined that it is in the best interest of the Company and its stockholders to separate the roles of Chairman and Chief Executive Officer and elected Mr. Barnett as the Chairman of the Board. The Board believes that having an independent director serving as the Chairman provides better and effective oversight and management of the Company as a publicly traded company, which also improves management efficiency as the Chief Executive Officer can focus on day-to-day operations of the Company. If the Board convenes for a meeting, the non-management directors will meet in one or more executive sessions, if the circumstances warrant it. The Board may also consider appointing a lead independent director, if the circumstances warrant it. In addition, the Board has granted Dr. David Humes, previously a director of SeaStar Medical, certain rights to attend regularly scheduled meetings of the Board as an observer without any voting or other substantive rights provided to directors.

Risk Oversight

The Board will administer the risk oversight function directly through the Board as a whole, as well as through its committees, where applicable, monitoring and assessing strategic risk exposure, enterprise risk, and governance risks. The audit committee will be responsible for considering and discussing our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The compensation committee will be responsible for reviewing and assessing the risks associated with the compensation arrangements of executive management, including the lack of alignment between the incentives of management and the interests of stockholders. The allocation of risk oversight responsibility may change, from time to time, based on the evolving needs of the Company.

Executive Sessions of Non-Management Directors

As provided in the Corporate Governance Guidelines, the non-management directors meet, without management directors or management present on a regularly scheduled basis. If the non-management directors include directors who are not considered independent, the independent directors must also meet in executive session the conclusion of each board meeting. Our Chairman of the Board, Rick Barnett currently presides over executive sessions.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics applicable to our directors, executive officers and employees. The Code of Business Conduct and Ethics is available on our website at http://https://investors.seastarmedical.com/governance/governance-documents. The Company will disclose any amendments to, or waivers of, provisions of our Code of Business Conduct and Ethics on our website.

Anti-Hedging Policy

Our Board of Directors has adopted an Insider Trading Policy, which applies to all of our directors, officers and employees. The policy prohibits our employees and directors from engaging in any hedging transactions (including transactions involving options, puts, calls, prepaid variable forward contracts, equity swaps, collars and exchange funds or other derivatives) that are designed to hedge or speculate on any change in the market value of the Company’s equity securities.

Attendance by Members of the Board of Directors at Meetings

Since the closing of the Business Combination through December 31, 2022, there were two meetings of the Board of Directors. During the fiscal year ended December 31, 2022, each director attended at least 75% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.

Each director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to attend all meetings of the Board and meetings of the committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, we encourage our directors to attend the Annual Meeting.

Committees of the Board

Our Board has established three standing committees—Audit, Compensation, and Nominating and Corporate Governance—each of which operates under a written charter that has been approved by our Board.

The members of each of the Board committees and committee Chairpersons are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance
Kenneth Van Heel	Chair		X
Bruce Rodgers			Chair
Allan Collins	X	X
Rick Russell		X
Andres Lobo			X
Rick Barnett	X	Chair	X

Audit Committee

Our audit committee will be responsible for, among other things:

•
retaining, overseeing and evaluating the independence and performance of our independent auditor;
•
reviewing and discussing with our independent auditor their annual audit, including the timing and scope of audit activities;
•
pre-approving audit services;
•
overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the quarterly and annual financial statements that we file with the SEC;
•
reviewing the adequacy and effectiveness of our accounting and internal controls over financial reporting, disclosure controls and policies and procedures;
•
reviewing and discussing guidelines and policies governing the process by which our senior management assesses and manages our exposure to risk;
•
reviewing, and if appropriate, approving or ratifying any related party transactions and other significant conflicts of interest;
•
establishing procedures for the receipt, retention and treatment of complaints received by us and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;
•
reviewing our program to monitor compliance with our code of ethics; and
•
overseeing significant deficiencies and material weaknesses in the design or operation of our internal controls over financial reporting.

Our audit committee consists of Kenneth Van Heel, Rick Barnett and Allan Collins, with Mr. Van Heel serving as chair. Rule 10A-3 of the Exchange Act and Nasdaq rules require that our audit committee must be composed entirely of independent members. Each of Kenneth Van Heel, Allan Collins and Rick Barnett meet the definition of “independent director” for purposes of serving on the audit committee under Rule 10A-3 of the Exchange Act and Nasdaq rules. Each member of our audit committee also meets the financial literacy requirements of the Nasdaq listing standards. In addition, the Board determined that Kenneth Van Heel qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

Compensation Committee

Our compensation committee will be responsible for, among other things:

•
evaluating, determining, and recommending to our Board, the compensation of our executive officers;
•
administering and recommending to our Board the compensation of our directors;

•
reviewing and approving our executive compensation plan and recommending that our Board amend these plans if deemed appropriate;
•
administering our general compensation plan and other employee benefit plans, including incentive compensation and equity-based plans and recommending that our Board amend these plans if deemed appropriate;
•
reviewing and approving any severance or termination arrangements to be made with any of our executive officers; and
•
reviewing and approving at least annually the corporate goals and objectives relevant to the compensation of our Chief Executive Officer and other executive officers.

Our Compensation Committee consists of Rick Barnett, Allan Collins and Richard Russell, with Mr. Barnett serving as the chair of the Compensation Committee. Each member of the committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee will be responsible for, among other things:

•
identifying, screening and recommending to our Board director candidates for election (or re-election);
•
overseeing the policies and procedures with respect to the consideration of director candidates recommended by stockholders;
•
reviewing and recommending to our Board for approval, as appropriate, disclosures concerning our policies and procedures for identifying and screening Board nominee candidates, the criteria used to evaluate Board membership and director independence as well as any policies regarding Board diversity;
•
reviewing independence qualifications of directors under the applicable Nasdaq rules;
•
developing and coordinating with management on appropriate director orientation programs; and
•
our stockholder engagement plan, if any, and overseeing relations with stockholders.

Our Nominating and Corporate Governance Committee consists of Andres Lobo, Bruce Rodgers and Kenneth Van Heel, with Mr. Rodgers serving as the chair of the committee.

Executive Compensation

Overview

This section discusses the material components of the executive compensation program for SeaStar Medical’s executive officers who are named below. As an emerging growth company, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies” as such term is defined in the rules promulgated under the Securities Act, which require compensation disclosure for our principal executive officer and our two other most highly compensated executive officers.

In 2022, SeaStar Medical’s chief executive officer and its two other executive officers, referred to collectively as SeaStar Medical’s “named executive officers,” were as follows:

•
Eric Schlorff, Chief Executive Officer
•
Caryl Baron, Interim Chief Financial Officer
•
Kevin Chung, MD, Chief Medical Officer

2022 Compensation of Named Executive Officers

Base Salary

Base salaries are intended to provide a level of compensation sufficient to attract and retain an effective management team, when considered in combination with the other components of the executive compensation program. In general, SeaStar Medical seeks to provide a base salary level designed to reflect each executive officer’s scope of responsibility and accountability. Please see the “Salary” column in the “Summary Compensation Table for Fiscal Years 2021 and 2022” below for the base salary amounts received by the named executive officers in fiscal 2021 and 2022.

Long-Term Equity Incentive Awards

To further focus SeaStar Medical’s named executive officers on its long-term performance, SeaStar Medical historically has granted equity compensation in the form of stock options for SeaStar Medical capital stock that are subject to time-based and performance vesting requirements and restricted stock units that are subject to time-based vesting requirements. Restricted stock units were granted to Mr. Schlorff and Ms. Baron in 2022. For more information, see “Summary Compensation Table for Fiscal Years 2021 and 2022,” “Outstanding Equity Awards at December 31, 2022,” and “Employee Benefit and Equity Compensation Plans” below.

Incentive Compensation

SeaStar Medical periodically uses bonuses to incentivize and retain its employees, including its named executive officers. Please see the “Bonus” column in the “Summary Compensation Table for Fiscal Years 2021 and 2022” below for the bonus amounts received by the named executive officers in fiscal 2022.

SeaStar Medical periodically enters into agreements to grant short- and long-term cash incentive awards to its employees including its named executive officers to encourage achievement of certain performance goals. This includes incentive awards based on the achievement of certain business development, financing milestone, and exit event goals. In addition, SeaStar Medical periodically awards its named executive officers annual bonuses from a discretionary bonus pool. However, no such incentive awards were earned by SeaStar Medical’s named executive officers during fiscal 2022.

Summary Compensation Table for Fiscal Years 2021 and 2022

The following table sets forth information for the years ended December 31, 2021 and 2022, regarding compensation awarded to or earned by SeaStar Medical’s named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus (1) ($)	Stock Awards ($) (2)	Option Awards (3) ($)	Non-Equity Incentive Plan Compensation (4)	Total ($)
Eric Schlorff Chief Executive Officer	2021	$300,000	$22,500	$—	$—	$—	$322,500
	2022	$420,000	$—	$1,655,260	$—	$270,000	$2,345,260
Caryl Baron Interim Chief Financial Officer	2021	$150,000	$56,000	$—	$6,531	$—	$212,531
	2022	$210,000	$—	$351,110	$—	$15,000	$576,110
Kevin Chung, MD (5) Chief Medical Officer	2021	$—	$—	$—	$—	$—	$—
	2022	$350,000	$25,000	$—	$—	$—	$375,000

(1)
Amounts reflect annual bonuses for 2021, which were paid in September 2021, as well as a one-time $50,000 cash retention bonus to Ms. Baron and a one-time $25,000 signing bonus to Dr. Chung.
(2)
Amounts reflect the grant date fair value of restricted stock units granted to SeaStar Medical’s named executive officers calculated in accordance with FASB ASC Topic 718. For information regarding assumptions underlying the valuation of equity awards, see Note 2 to SeaStar Medical’s audited financial statements appearing in the 2022 Annual Report. Mr. Schlorff and Ms. Baron received awards of 198,526 and 42,111 restricted stock units, respectively, during fiscal year 2022, after applying the exchange ratio of 1.20318 in connection with the Business Combination. The restricted stock units vest with respect to (i) fifty percent (50%) of the units upon completion of one (1) year of service measured from April 21, 2022, and (ii) the balance of the units vest in a series of twenty-four (24) successive equal monthly installments upon completion of each additional month of service over the twenty-four (24) month period measured from April 21, 2022, subject to the terms of the award agreement.
(3)
Amounts reflect the grant date fair value of options granted to SeaStar Medical’s named executive officers calculated in accordance with FASB ASC Topic 718. SeaStar Medical’s named executive officers will only have a benefit to the extent the fair market value of its Common Stock is greater than the exercise price of such stock options. For information regarding assumptions underlying the valuation of equity awards, see Notes 2 and 12 to SeaStar Medical’s audited financial statements appearing in the 2022 Annual Report. Ms. Baron received a stock option to purchase 16,361 shares of Common Stock under the 2019 Stock Incentive Plan during fiscal year 2021. The option is exercisable immediately subject to a repurchase right in favor of the Company which lapses as the option vests. The option vests with respect to (i) twenty-five percent (25%) of the shares upon completion of one (1) year of service measured from January 1, 2021, and (ii) the balance of the shares subject to the option in a series of thirty-six (36) successive equal monthly installments upon completion of each additional month of service over the thirty-six (36)-month period measured from January 1, 2022, and expires January 1, 2031, subject to the terms of the award agreement.
(4)
Amounts reflect the exit event bonus that was earned in connection with the Business Combination under the terms of the transaction bonus agreements. See “Cash Incentive Compensation”.
(5)
Dr. Chung commenced his employment with SeaStar Medical on July 1, 2022.

Narrative to Summary Compensation Table

Employment Agreements

The terms of the employment arrangements with each named executive officer are as follows:

Eric Schlorff

Mr. Schlorff’s employment agreement, which was amended and restated immediately prior to the closing of the Business Combination, governs the terms and conditions of his employment as the Chief Executive Officer of the Company. Mr. Schlorff’s employment agreement entitles him to an annual base salary of $420,000 and the opportunity to participate in the executive bonus plan approved by the Compensation Committee. In addition, Mr. Schlorff will be eligible to receive an annual discretionary bonus of up to a maximum amount of 53% of his base salary, with the actual amount (if any) to be determined in the sole discretion of the Board based on a combination of factors, including the performance of the Company and Mr. Schlorff individually. Mr. Schlorff also will be eligible to participate in the benefit plans that are generally available to all Company employees.

Under the amended employment agreement, if Mr. Schlorff is terminated by the Company without cause, he is entitled to receive continued base salary and health benefits continuation for up to twelve (12) months, offset by any compensation and benefits received from any subsequent employer during such period, subject to Mr. Schlorff executing a general release. For purposes of Mr. Schlorff’s employment agreement, “cause” means (i) executive’s commission of any act of fraud, embezzlement, dishonesty, or sexual harassment, (ii) executive’s refusal or failure to comply in any material respect with our written policies and procedures, (iii) executive’s unauthorized use or disclosure of our confidential information or trade secrets, or (iv) executive’s gross negligence or misconduct adversely affecting our business or affairs in a material manner.

Under his amended employment agreement, Mr. Schlorff will be granted an option following the Closing Date to purchase a number of shares of the Common Stock that, together with his existing equity (including restricted stock units covering shares of Common Stock and options to purchase shares of Common Stock) in the Company, would equal 1.5% of the outstanding capital stock of the Company, determined on a fully-diluted basis, on the Closing Date, at an exercise price equal to the fair market value of the Company’s stock on the date of grant. Such options will vest with respect to twenty-five percent (25%) of the option shares after twelve (12) months of service from the Closing Date and for the remaining option shares, on a pro rata basis over the following thirty-six (36) months of service. The employment agreement provides that upon a “Change in Control” (as defined in the agreement), all outstanding stock options will vest. All vested and outstanding stock options will remain exercisable for up to twelve months following a termination of Mr. Schlorff’s employment, other than for cause.

Caryl Baron

Ms. Baron’s employment agreement, which was amended and restated immediately prior to the closing of the Business Combination, governs the terms and conditions of her employment as the Interim Chief Financial Officer of the Company. Ms. Baron’s amended employment agreement entitles her to an annual base salary of $210,000 and the opportunity to participate in the executive bonus plan approved by the Compensation Committee. In addition, Ms. Baron will be eligible to receive an annual discretionary bonus of up to a maximum amount of 25% of her base salary, with the actual amount (if any) to be determined in the sole discretion of the Board based on a combination of factors, including the performance of the Company and Ms. Baron individually. Ms. Baron also will be eligible to participate in the benefit plans that are generally available to all Company employees.

Under the amended employment agreement, if Ms. Baron is terminated by the Company without cause, she is entitled to receive continued base salary and health benefits continuation for up to nine (9) months, offset by any compensation and benefits received from any subsequent employer during such period, subject to Ms. Baron executing a general release. For purposes of Ms. Baron’s employment agreement, “cause” means (i) executive’s commission of any act of fraud, embezzlement, dishonesty, or sexual harassment, (ii) executive’s refusal or failure to comply in any material respect with our written policies or procedures, (iii) executive’s unauthorized use or disclosure of our confidential information or trade secrets, or (iv) executive’s gross negligence or misconduct adversely affecting our business or affairs in a material manner.

Under her amended employment agreement, Ms. Baron will be granted an option following the Closing Date to purchase shares of the Common Stock that, together with her existing equity (including restricted stock units covering shares of Common Stock and options to purchase shares of Common Stock) in the Company, would equal 0.25% of the outstanding capital stock of the Company, determined on a fully-diluted basis, on the Closing Date, at an exercise price equal to the fair market value of the Company’s stock on the date of grant. Such option vest with respect to twenty-five percent (25%) of the option shares after twelve (12) months of service from the Closing Date and for the remaining options shares, on a pro rata basis over the following thirty-six (36) months of service. The employment agreement provides that upon a “Change in Control” (as defined in the agreement), all outstanding stock options will vest. All vested and outstanding stock options will remain exercisable for up to twelve months following a termination of Ms. Baron’s employment, other than for cause.

Kevin Chung, MD

On May 18, 2022, SeaStar Medical entered into an employment agreement with Dr. Chung to serve as its Chief Medical Officer, commencing on July 1, 2022. Dr. Chung is entitled to receive an annual base salary of $350,000 and received a signing bonus of $25,000, payable on July 31, 2022. In addition, Dr. Chung will be eligible to receive an annual discretionary bonus of up to a maximum amount of 40% of his base salary, with the actual amount (if any) to be determined in the sole discretion of the Board based on a combination of factors, including the performance of the Company and Dr. Chung individually. Dr. Chung received no compensation from SeaStar Medical in 2021. Dr. Chung’s current employment agreement continued under the same terms following the Closing Date.

Cash Incentive Compensation

SeaStar Medical awards both short-term and long-term cash incentive compensation to its named executive officers. In December 2021, SeaStar Medical entered into transaction bonus agreements with its named executive officers and certain of its directors, which provide for two long-term incentive bonuses: a business development bonus and an exit bonus.

The business development bonus is designed to drive SeaStar Medical’s performance through certain business development activities with third parties, such as licensing, collaboration, partnership, or strategic arrangements resulting in cash payments to SeaStar Medical. The business development bonus payable under the transaction bonus agreements is based on the amount of cash received by SeaStar Medical, with a threshold amount of $112,500 and $6,250 payable to Mr. Schlorff and Ms. Baron, respectively, if cash payments exceed a specified threshold, prior to December 31, 2022. If the amount of business development proceeds falls below a threshold set forth in the agreements, then twenty-five percent (25%) of the business development bonus will become payable on each of the six (6) month anniversaries of SeaStar Medical receiving a specified minimum amount of proceeds, provided that such payment will immediately accelerate in full if the amount of such proceeds exceeds a specified multiple of the minimum amount or SeaStar Medical experiences an exit event.

The exit event bonus is designed to drive SeaStar Medical’s performance through certain merger transactions resulting in an acquisition of SeaStar Medical, its post-merger securities being publicly-traded, or an initial public offering (an “exit event”). The calculation of the bonus varies based on the exit event. The bonus is based on a percentage of the gross cash proceeds exceeding a specified threshold for an acquisition by way of merger, consolidation, reorganization, or other transaction (or series of transactions) resulting in SeaStar Medical stockholders owning less than 50% of the voting interests in the surviving entity, a sale, lease, exclusive license, or other disposition of substantially all of SeaStar Medical’s assets, or any person or group becoming the beneficial owner of more than 50% of SeaStar Medical’s outstanding voting securities having the right to vote for members of SeaStar Medical’s board of directors. A $270,000 and $15,000 bonus is payable to Mr. Schlorff and Ms. Baron, respectively, in connection with an initial public offering or other business combination of a minimum threshold value resulting in SeaStar Medical’s post-merger securities being publicly-traded. Should the named executive officer terminate employment with SeaStar Medical prior to the exit event, no exit event bonus will be payable. The exit event bonus is anticipated to be paid in connection with the Business Combination under the terms of the transaction bonus agreements, and in December 2022, the Board determined that the exit event bonuses would be payable in connection with the Business Combination.

Outstanding Equity Awards at December 31, 2022

The following table presents information regarding outstanding equity awards held by SeaStar Medical’s named executive officers as of December 31, 2022. All awards were granted under SeaStar Medical’s 2019 Stock Incentive Plan.

	Option Awards (1)					Stock Awards (2)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)
Eric Schlorff	16,861	(3)	1,126	$10.00	3/1/2029	198,526	$1,655,260
Chief Executive Officer	59,488	(4)	24,496	$0.53	2/20/2030	—	$—
Caryl Baron	3,297	(5)	1,499	$10.00	7/20/2030	42,111	$351,110
Interim Chief Financial Officer	9,433	(6)	10,252	$0.55	1/1/2031	—	$—
Kevin Chung, MD	—		—	$—	—	—	$—
Chief Medical Officer	—		—	$—	—	—	$—

(1)
This table provides information pertaining to all outstanding equity awards held by our named executive officers as of December 31, 2022. Outstanding equity awards reflect the application of an exchange ratio of 1.20318 on awards outstanding at the time of the Business Combination. Stock options granted prior to 2021 are exercisable upon completion of six (6) months of service following the date of grant, subject to a repurchase right in favor of the Company which lapses as the option vests. Stock options granted in 2021 are exercisable immediately, subject to a repurchase right in favor of the Company which lapses as the option vests. Accordingly, the columns and footnotes below reflect the extent to which stock options held by our named executive officers were vested (as opposed to exercisable) as of December 31, 2022.
(2)
This table provides information pertaining to restricted stock units held by our named executive officers as of December 31, 2022. The restricted stock units were granted on April 4, 2022 and converted using an exchange ratio of 1.20318 in connection with the Business Combination, and vest with respect to (i) fifty percent (50%) of the units upon completion of one (1) year of service measured from April 21, 2022, and (ii) the balance of the units vest in a series of twenty-four (24) successive equal monthly installments upon completion of each additional month of service over the twenty-four (24) month period measured from April 21, 2022, subject to the terms of the award agreement.
(3)
The option was granted on February 8, 2019 and vests with respect to (i) twenty-five percent (25%) of the shares upon completion of one (1) year of service measured from March 1, 2019 and (ii) the balance of the shares subject to the option in a series of thirty-six (36) successive equal monthly installments upon completion of each additional month of service over the thirty-six (36)-month period measured from March 1, 2019.
(4)
The option was granted on August 13, 2020 and vests with respect to (i) twenty-five percent (25%) of the shares upon completion of one (1) year of service measured from February 20, 2020 and (ii) the balance of the shares subject to the option in a series of thirty-six (36) successive equal monthly installments upon completion of each additional month of service over the thirty-six (36)-month period measured from February 20, 2020.
(5)
The option was granted on March 30, 2020 and vests with respect to (i) twenty-five percent (25%) of the shares upon completion of one (1) year of service measured from March 30, 2020 and (ii) the balance of the shares subject to the option in a series of thirty-six (36) successive equal monthly installments upon completion of each additional month of service over the thirty-six (36)-month period measured from March 30, 2020.
(6)
The option was granted on January 1, 2021 and vests with respect to (i) twenty-five percent (25%) of the shares upon completion of one (1) year of service measured from January 1, 2021 and (ii) the balance of the shares subject to the option in a series of thirty-six (36) successive equal monthly installments upon completion of each additional month of service over the thirty-six (36)-month period measured from January 1, 2021.

Employee Benefit and Equity Compensation Plans

The principal features of SeaStar Medical’s existing employee benefit and equity incentive plans are summarized below.

Equity Incentive Plans

2019 Stock Incentive Plan

The 2019 Stock Incentive Plan was adopted by SeaStar Medical’s board of directors and approved by its stockholders on November 27, 2019. The 2019 Stock Incentive Plan permits the grant of options, stock awards, and restricted stock unit awards. The maximum aggregate number of shares of SeaStar Medical Common Stock that may be issued under the 2019 Stock Incentive Plan is 900,000 shares, subject to adjustment as provided therein.

The 2019 Stock Incentive Plan was terminated upon the closing of the Business Combination and the Company will not grant any further awards under such plan. However, the outstanding awards under the 2019 Stock Incentive Plan will be assumed and continued in connection with the Business Combination. Our Board administers SeaStar Medical’s 2019 Stock Incentive Plan and has the authority, among other matters, to construe and interpret the terms of the 2019 Stock Incentive Plan and awards granted thereunder.

2022 Incentive Plan

In connection with the Business Combination, we adopted a new equity compensation plan that became effective upon the Closing and replaced the existing 2019 Stock Incentive Plan. The following types of awards may be granted under the 2022 Incentive Plan: options, stock appreciation rights, stock awards, restricted stock units, dividend equivalent rights and other awards. Subject to the capitalization adjustments and the add back provisions related to outstanding awards, an aggregate of up to 1,270,000 shares shall initially be reserved for issuance under the 2022 Incentive Plan.

The Compensation Committee has the exclusive authority to administer the 2022 Incentive Plan with respect to awards made to our executive officers and non-employee directors and has the authority to make awards under the 2022 Incentive Plan to all other eligible individuals. However, our Board may at any time appoint a secondary committee of one (1) or more members of the Board to have separate but concurrent authority with the Compensation Committee to make awards under the 2022 Incentive Plan to individuals other than executive officers and non-employee directors. The Board or the Compensation Committee may also delegate authority to administer the 2022 Incentive Plan with respect to such individuals to one or more of our officers.

Change in Control. In the event we should experience a change in control, the following provisions are in effect for all outstanding awards under the 2022 Incentive Plan, unless provided otherwise in an award agreement entered into with the participant:

•
Each outstanding award may be assumed, substituted, replaced with a cash retention program that preserves the intrinsic value of the award and provides for subsequent payout in accordance with the same vesting schedule applicable to the award or otherwise continued in effect by the successor corporation.
•
To the extent an award is not so assumed, substituted, replaced, or continued, the award will automatically accelerate in full (with vesting of performance-based awards to be determined with reference to actual performance attained as of the change in control or based on target level), unless the acceleration of such award is precluded by other limitations imposed in the applicable award agreement.
•
The plan administrator has complete discretion to grant one or more awards which will vest in the event the individual’s service with us or the successor entity is terminated within a designated period following a change in control transaction in which those awards are assumed or otherwise continued in effect.
•
Unless the plan administrator establishes a different definition for one or more awards, a change in control will be deemed to occur for purposes of the 2022 Incentive Plan in the event (a) a merger or asset sale or (b) there occurs any transaction pursuant to which any person or group of related persons becomes directly or indirectly the beneficial owner of securities possessing 50% or more of the total combined voting power of our outstanding securities or (c) there is a change in the majority of the Board effected through one or more contested elections for board membership.

Employee Stock Purchase Plan (ESPP)

In connection with the Business Combination, we adopted the LMF Acquisition Opportunities, Inc. 2022 Employee Stock Purchase Plan (the “ESPP”) that became effective upon the Closing. The ESPP is broad-based and allows us to provide an incentive to attract, retain and reward our eligible employees and those of any participating subsidiary companies (whether now existing or subsequently established) with the opportunity to periodically purchase shares of our Common Stock at a discount through their accumulated periodic payroll deductions. The ESPP is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended (“Section 423”). Favorable tax treatment is available for United States tax residents participating in a Section 423 plan. The ESPP also authorizes the grant of rights to purchase shares that do not qualify under Section 423 pursuant to rules, procedures or sub-plans adopted by the plan administrator to achieve tax, securities law, or other compliance objectives in particular locations outside of the United States. Up to 380,000 shares of Common Stock will be available for issuance under the ESPP (subject to adjustments).

Subject to the terms of the ESPP, a committee of two or more Board members appointed by the Board, in its role as plan administrator, has the authority to interpret and construe any provision of the ESPP, establish rules and regulations relating to administering the ESPP, and make all other determinations necessary or advisable for the administration of the ESPP. To the extent applicable law permits, the plan administrator may, to the extent it deems appropriate, delegate, administrative duties.

Change in Control. In the event of a change in control (as defined in the ESPP), the plan administrator may take such action as deemed appropriate including (i) having the successor entity (or its parent or subsidiary corporation) assume our obligations under the ESPP and the outstanding purchase rights, (ii) accelerating the next purchase date in the then current offering period to a date immediately before the closing date of the change in control, and applying the accumulated payroll deductions to the purchase of shares of our Common Stock at the purchase price in effect for that offering period or (iii) terminating all outstanding purchase rights and refunding all accumulated payroll deductions.

Health and Welfare Plans

All of the Company’s full-time employees, including its named executive officers, are eligible to participate in its health and welfare plans, including medical, dental, vision, voluntary life insurance, voluntary short-term and long-term disability insurance, and employee assistance program benefits made available to its employees.

Non-Employee Director Compensation

For 2022, members of SeaStar Medical’s board of directors earned cash director fees for services rendered as such. For more information, see “Fees Earned or Paid in Cash” below.

In addition, from time to time, certain members of SeaStar Medical’s board of directors who are not employees of SeaStar Medical received stock options to purchase shares of Common Stock and restricted stock units, each under the 2019 Stock Incentive Plan. The table below shows the aggregate grant date fair market value of restricted stock units and stock options granted for the year ended December 31, 2022, to each non-employee director.

In addition, certain members of SeaStar Medical’s board of directors who are not employees of SeaStar Medical have entered into consulting agreements to provide SeaStar Medical certain non-director services. The table below shows the consulting fees earned from or paid or payable by SeaStar Medical for the year ended December 31, 2022, to each non-employee director.

Name	Fees Earned or Paid in Cash (1) ($)	Stock Awards (2) ($)		All Other Compensation ($)		Total ($)
Richard Barnett	$17,667	$70,220	(3)	$—		$87,887
Ray Chow	$—	$70,220	(4)	$400,000	(5)	$470,220
Allan Collins, MD	$9,000	$70,220	(3)	$—		$79,220
David Humes	$—	$70,220	(6)	$135,713		$205,933
Andres Lobo	$7,667	$—		$—		$7,667
Ken Van Heel	$10,333	$70,220	(3)	$—		$80,553
Bruce Rodgers	$8,667	$—		$—		$8,667
Richard Russell	$7,667	$—		$—		$7,667

(1)
Amounts reflect the director fees earned for attendance at the November 2022 Board meeting.
(2)
Amounts reflect the grant date fair value of restricted stock units held by our non-employee directors calculated in accordance with FASB ASC Topic 718. For information regarding assumptions underlying the valuation of equity awards, see Note 2 to our audited financial statements in the 2022 Annual Report.
(3)
The restricted stock units were granted on April 4, 2022 and vest with respect to (i) fifty percent (50%) of the units upon completion of one (1) year of service measured from April 21, 2022, and (ii) the balance of the units vest in a series of twelve (12) successive equal monthly installments upon completion of each additional month of service over the twelve (12) month period measured from April 21, 2022, subject to the terms of the award agreement.
(4)
The restricted stock units were granted on April 4, 2022 and vest with respect to one hundred percent (100%) of the units upon completion of one (1) year of service measured from April 21, 2022, subject to the terms of the award agreement. As a result of Mr. Chow’s death on November 24, 2022, all units under the award forfeited.
(5)
Represents cash compensation of $250,000 paid to Mr. Chow during fiscal 2022 for consulting services and $150,000 transaction bonus in connection with the Business Combination. See “SeaStar Medical Related Party Transactions.”
(6)
The restricted stock units were granted on April 4, 2022 and vest with respect to one hundred percent (100%) of the units upon completion of one (1) year of service measured from April 21, 2022, subject to the terms of the award agreement.
(7)
Represent payments to Mr. Humes and Innovative BioTherapies, Inc., an entity controlled and wholly owned by Dr. Humes, pursuant to a consulting agreement and research service agreement, respectively, during fiscal year 2022. See “SeaStar Medical Related Party Transactions.”

Equity Compensation Plan Information

The following table sets forth additional information as of December 31, 2022 about shares of our Common Stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and other rights and the number of shares remaining available for future grants excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders	244,792	$1.84	726,819
Equity compensation plans not approved by security holders	—	—	—
Total	244,792	$1.84	726,819

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of Common Stock on March 31, 2023 by:

•
each person known by the Company to be the beneficial owner of more than 5% of outstanding Common Stock;
•
each of the Company’s current named executive officers and directors; and
•
all current executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security or the right to acquire such power within 60 days. Except as indicated by the footnotes below, the Company believes, based on the information furnished to it, that the persons and entities named in the table below will have sole voting and investment power with respect to all stock that they beneficially own, subject to applicable community property laws.

Common stock issuable upon exercise of warrants or options currently exercisable within 60 days are deemed outstanding solely for purposes of calculating the percentage of total voting power of the beneficial owner thereof.

Subject to the paragraph above, the percentage ownership of Common Stock is based on 13,296,516 shares of Common Stock outstanding as of March 31, 2023.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	% of Class
Five Percent Holders
LMFAO Sponsor, LLC (1)	8,325,500	43.7%
Saba Capital Management, L.P. (2)	972,567	7.7%
3i, LP (3)	1,325,200	9.5%
Dow Employees’ Pension Plan Trust (4)	4,751,567	34.9%
Union Carbide Employees’ Pension Plan Trust (5)	3,167,706	23.5%
Directors and Executive Officers (6)
Eric Schlorff (7)	189,620	1.4%
Rick Barnett (8)	18,841	*
Allan Collins, MD (8)	18,841	*
Kenneth Van Heel (9)	14,251	*
Andres Lobo	—	*
Bruce Rodgers (1)	—	*
Richard Russell (1)	—	*
Caryl Baron (10)	37,620	*
Kevin Chung, MD	—	*
All directors and executive officers as a group (9 persons)	279,173	2.1%

* Less than 1%.

(1)
Includes (i) 2,587,500 shares of Common Stock and (ii) 5,738,000 shares of Common Stock issuable upon the exercise of private warrants held by the Sponsor that became exercisable upon consummation of the Business Combination. Sponsor is the record holder of the shares reported herein. The sole manager of the Sponsor is LMFA, of which Bruce Rodgers is the Chief Executive Officer, President, and Chairman of the Board of Directors and Richard Russell is the Chief Financial Officer, Treasurer, and Secretary. Although Mr. Rodgers and Mr. Russell have membership interests in the Sponsor, the board of directors of LMFA has sole voting and investment discretion with respect to the shares held of record by the Sponsor, and as such, neither Mr. Rodgers nor Mr. Russell is deemed to have beneficial ownership of the Common Stock held directly by the Sponsor. The business address of the Sponsor is 1200 W. Platt St., Suite 100, Tampa, Florida 33606.
(2)
According to Schedule 13G filed on February 14, 2022. The business address of Saba Capital Management, L.P. is 405 Lexington Avenue, 58th Floor, New York, NY 10174.
(3)
Includes (i) 1,215,690 shares of Common Stock and (ii) and 528,352 shares of Common Stock subject to warrants exercisable within 60 days of March 31, 2023. The business address of 3i, LP is 140 Broadway, 38th Floor, New York, NY 10005.
(4)
Includes (i) 4,449,841 shares of Common Stock and (ii) 301,726 shares of Common Stock subject to warrants exercisable within 60 days of March 31, 2023. The business address of the Dow Employees’ Pension Plan Trust is Sylvia Stoesser Center, 2211 H.H. Dow Way, Midland, MI 48674.
(5)
Includes (i) 2,966,555 shares of Common Stock and (ii) 201,151 shares of Common Stock subject to warrants exercisable within 60 days of March 31, 2023. The business address of the Union Carbide Employees’ Pension Plan Trust is Sylvia Stoesser Center, 2211 H.H. Dow Way, Midland, MI 48674.

(6)
Unless otherwise noted, the business address of each of the following entities or individuals is c/o SeaStar Medical Holding Corporation, 3513 Brighton Blvd Ste 410, Denver, CO 80216.
(7)
Includes 2,909 shares of Common Stock issuable upon exercise of stock options within 60 days of March 31, 2023, and the vested portion of the 198,530 RSUs granted on April 4, 2022 where 50% plus one month vested (103,398 RSUs) on the first anniversary of the grant date, and then monthly for 2 years.
(8)
Includes 848 shares of Common Stock issuable upon exercise of stock options within 60 days of March 31, 2023, and the vested portion of the 8,422 RSUs granted on April 4, 2022, where 50% vested, plus one month vested (4,561 RSUs) on the first anniversary of the grant date and then monthly for 1 year.
(9)
Includes 848 shares of Common Stock issuable upon exercise of stock options within 60 days of March 31, 2023, and the vested portion of the 8,422 RSUs granted on April 4, 2022, where 50% vested, plus one month vested (4,561 RSUs) on the first anniversary of the grant date and then monthly for 1 year.
(10)
Includes 1,188 shares of Common Stock issuable upon exercise of stock options within 60 days of March 31, 2023 and the vested portion of the s 42,112 RSUs granted on April 4, 2022, where 50% vested, plus one month vested (21,932 RSUs) on the first anniversary of the grant date and then monthly for 2 years.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To our knowledge, based solely on our review of such reports filed on EDGAR and the written representations of reporting persons, we believe that for the year ended December 31, 2022, all required reports were filed on a timely basis under Section 16(a).

Certain Relationships and Related Person Transactions

Unless the context indicated otherwise, “SeaStar Medical” referenced herein refers to SeaStar Medical, Inc., the predecessor company of the Company prior to the consummation of the Business Combination.

Convertible Note Financings

On June 10, 2021, SeaStar Medical entered into a Convertible Note Purchase Agreement with the Dow Pension Funds for the issuance and sale of convertible promissory notes (the “June 2021 Notes”) with a total principal amount of $500,000 at an interest rate of 8% per year. The June 2021 Notes were initially scheduled to mature on June 10, 2022, which was subsequently extended to December 10, 2022.

On September 10, 2021, SeaStar Medical entered into a Convertible Note Purchase Agreement with the Dow Pension Funds for the issuance and sale of convertible promissory notes (the “September 2021 Notes”) with a total principal amount of $2.6 million at an interest of 8% per year based on four separate closings on September 10, 2021, October 15, 2021, November 15, 2021, and December 15, 2021, respectively. The convertible note purchase agreements were subsequently amended to provide that the final December 15, 2021 closing was to be split into two separate closings of equal amounts on March 16, 2022 and April 18, 2022, respectively. The maturity dates of the September 2021 Notes range from one to three years from the date of issuance.

On December 31, 2021, SeaStar Medical entered into a Convertible Note Purchase Agreement with certain purchasers named therein, pursuant to which SeaStar Medical issued and sold an aggregate principal amount of $217,715 in convertible promissory notes (the “December 2021 Notes”) and offered to exchange shares of Series A-2 Preferred Stock held by holders of December 2021 Notes with such number of shares of Series B Preferred Stock equal to (i) the purchase price of the December 2021 Notes purchased by such investors divided by (ii) $12.34 per share (the “Note Financing and Exchange”). Additionally, upon a liquidation event (the Business Combination does not constitute a liquidation event under the December 2021 Notes), repayment under the December 2021 Notes would require repayment equal to twice their outstanding balance. On February 8, 2022, SeaStar Medical and the Dow Pension Funds amended the September 2021 Notes so they have identical terms and conditions to the December 2021 Notes. In connection with such amendment, all shares of Series A-2 Preferred Stock held by the Dow Pension Funds were exchanged for such number of shares of Series B Preferred Stock equal to the purchase price of the September 2021 Notes divided by $12.34.

On April 12, 2022, SeaStar Medical entered into a Convertible Bridge Loan Note Purchase Agreement with the Dow Pension Funds for the issuance and sale of convertible promissory notes with a total principal amount of $800,000 at an interest rate of 8% per year (the “Dow April 2022 Bridge Notes”). The Dow April 2022 Bridge Notes are scheduled to mature on April 12, 2025. In connection with the Dow April 2022 Bridge Notes, SeaStar Medical agreed with the Dow Pension Funds that, upon the filing of SeaStar Medical’s Ninth Amended and Restated Certificate of Incorporation and immediately prior to the effective date of the Business Combination, SeaStar Medical will convert or exchange each share of Series A-1 Preferred Stock held by the Dow Pension Funds into three shares of Common Stock of SeaStar Medical. All of SeaStar Medical’s outstanding convertible promissory notes were converted into shares of Common Stock of SeaStar Medical at a conversion price equal to $10.00 per share, subject to certain adjustments, immediately prior to the effective date of the Business Combination.

A summary of the convertible notes issued to the Dow Pension Funds is set forth below:

Date of Issuance	Principal Amount	Maturity Date	Interest Rate Per Annum
June 10, 2021	$500,000	December 10, 2022	8%
September 10, 2021 (in five tranches)
Tranche 1 – September 10, 2021	$1,400,000	December 31, 2024	8%
Tranche 2 – October 15, 2021	$400,000	December 31, 2024	8%
Tranche 3 – November 15, 2021	$400,000	December 31, 2024	8%
Tranche 4 – March 16, 2022	$200,000	March 16, 2024	8%
Tranche 5 – April 18, 2022	$200,000	April 18, 2025	8%
April 12, 2022	$800,000	April 12, 2025	8%

Humes Consulting Agreement

On January 9, 2020, SeaStar Medical entered into a consulting agreement with Dr. H. David Humes (the “Humes Consulting Agreement”), a director of SeaStar Medical, pursuant to which Dr. Humes agreed to provide certain consulting services for SeaStar Medical as a scientific advisor with respect to the execution of the SCD pediatric testing and trials, patent work related to the SCD, due diligence activity for investors and FDA communications. Pursuant to the Humes Consulting Agreement, Dr. Humes is entitled to compensation of $175 per hour, up to 15 hours per week unless otherwise mutually agreed upon between the parties. Additionally, pursuant to the Humes Consulting Agreement, SeaStar Medical granted Dr. Humes options to purchase of 20,357 shares of Common Stock of SeaStar Medical.

Stock Purchase Agreement and IBT Research Services Agreement

On January 9, 2020, SeaStar Medical entered into a Stock Purchase Agreement with Innovative BioTherapies, Inc. (“IBT”) and Dr. Humes (the “IBT Stock Purchase Agreement”) pursuant to which SeaStar Medical sold 100% of IBT’s issued and outstanding shares of Common Stock to Dr. Humes.

Contemporaneously with the IBT Stock Purchase Agreement, SeaStar Medical entered into a Research Services Agreement with IBT (the “IBT Research Services Agreement”), pursuant to which SeaStar Medical and IBT agreed to jointly identify and define specific research projects for IBT to execute so as to advance SeaStar Medical’s technology platform. Pursuant to the terms of the IBT Research Services Agreement, SeaStar Medical agreed to pay IBT a monthly retainer fee equal to $45,000, payable in nine (9) equal monthly installments of $5,000 per month. As consideration for its sale of IBT to Dr. Humes, SeaStar Medical received a $110,000 credit for future payment obligations to IBT under the IBT Research Services Agreement. SeaStar Medical owns all rights in the work product that results from IBT’s services provided under the IBT Research Services Agreement (the “Deliverables”); however, SeaStar Medical grants IBT a non-exclusive, non-transferable, non-sublicenseable, royalty-free limited right and license to use SeaStar Medical materials and property for the sole purpose of performing the services. No further license is granted to or retained by IBT in such Deliverables and IBT is not permitted to use the Deliverables for any purposes. Additionally, SeaStar Medical has a right of first refusal until January 9, 2025 to license or purchase any intellectual property created by IBT outside of the scope of the IBT Research Services Agreement that is related to our SCD or similar blood filtration devices for patients.

Humes MOU and Convertible Notes

Pursuant to a Memorandum of Understanding between SeaStar Medical and Dr. Humes, dated December 31, 2021, subject to a waiver agreement (“Humes MOU”), the parties agreed that SeaStar Medical pay certain outstanding invoices and future amounts incurred for consulting services performed by Dr. Humes under the Humes Consulting Agreement in the form of convertible promissory notes up to an aggregate amount of $348,963, which consists of certain outstanding invoices as well as future amounts to be incurred in connection with Dr. Humes’ consulting services pursuant to the Humes Consulting Agreement. As such, SeaStar Medical has issued the following convertible promissory notes (the “Humes Notes”) as payments under the Humes Consulting Agreement to date:

Date of Issuance	Principal Amount	Maturity Date	Interest Rate Per Annum
December 31, 2021	$44,713	December 31, 2024	8%
January 1, 2022	$10,063	January 1, 2025	8%
February 28, 2022	$2,100	February 28, 2025	8%
March 31, 2022	$8,488	March 31, 2025	8%

The Humes Note issued on December 31, 2021 was part of the Note Financing and Exchange. Accordingly, Dr. Humes’s 3,623 shares of Series A-2 Preferred Stock were converted into 3,623 shares of Series B Preferred Stock in December 2021. Dr. Humes waived the right to exchange additional shares of Series A-2 Preferred Stock into Series B Preferred Stock in connection with the Humes Notes issued on January 1, 2022, February 28, 2022 and March 31, 2022.

The Humes Notes were converted into shares of Common Stock of SeaStar Medical at a conversion price equal to $10.00, subject to certain adjustments, immediately prior to the effective date of the Business Combination. In addition, SeaStar Medical and Dr. Humes have agreed that no additional convertible promissory notes would be issued to Dr. Humes under the Humes MOU prior to the closing of the Business Combination.

Humes Participation in non-Dow April 2022 Bridge Notes

On April 12, 2022, SeaStar Medical entered into a Convertible Note Purchase Agreement with certain holders (not including the Dow Pension Funds) of Series A-2 Preferred Stock and Series B Preferred Stock of the Company, pursuant to which SeaStar Medical issued a total of approximately $422,000 in principal amount of convertible notes (the “non-Dow April 2022 Bridge Notes”). Dr. Humes purchased a non-Dow April 2022 Bridge Note with a principal amount of $121,000. Pursuant to the terms of the related Convertible Note Purchase Agreement, SeaStar Medical agreed to convert, immediately prior to the effective date of the Business Combination, each share of Series A-2 Preferred Stock and Series B Preferred Stock held by purchasers of the Non-Dow April 2022 Bridge Notes into either (a) one point four (1.4) shares of Common Stock of SeaStar Medical or (ii) two (2) shares of Common Stock of SeaStar Medical, depending on the amount of the purchaser’s participation in the April 2022 financing. Accordingly, immediately prior to the effective date of the Business Combination, the 24,656 shares of Series A-2 Preferred Stock and 3,623 shares of Series B Preferred Stock held by Dr. Humes were converted into 56,558 shares of Common Stock of SeaStar Medical (based on a multiple of two) pursuant to the terms of the Convertible Note Purchase Agreement, the non-Dow April 2022 Bridge Notes, and SeaStar Medical’s Ninth Amended and Restated Certificate of Incorporation.

IBT MOU and Convertible Notes

Pursuant to a Memorandum of Understanding between SeaStar Medical and IBT, dated December 31, 2021, as amended (the “IBT MOU”), the parties agreed that SeaStar Medical pay outstanding amount of invoices and certain future amounts incurred for research and technical services performed by IBT pursuant to the IBT Research Services Agreement in the form of convertible promissory notes in the aggregate amount of $144,961.02. As such, SeaStar Medical has issued the following convertible promissory notes (the “IBT Notes”) as payments under the IBT Research Services Agreement to date:

Date of Issuance	Principal Amount	Maturity Date	Interest Rate Per Annum
December 31, 2021	$69,148.62	December 31, 2024	8%
January 31, 2022	$14,635.96	January 31, 2025	8%
March 31, 2022	$61,176.44	March 31, 2025	8%

The IBT Note issued on December 31, 2021 was part of the Note Financing and Exchange. Accordingly, IBT’s 187 shares of Series A-2 Preferred Stock were converted into 187 shares of Series B Preferred Stock in December 2021. In addition, SeaStar Medical and IBT have agreed that other than the notes set forth above, no additional convertible promissory notes would be issued to IBT under the IBT MOU prior to the closing of the Business Combination.

Chow Consulting Agreement

On November 1, 2019, SeaStar Medical entered into an Independent Consultant Agreement with Mr. Ray Chow, a director of SeaStar Medical, which was amended and restated on May 22, 2020 (the “Chow Consulting Agreement”). Pursuant to the Chow Consulting Agreement, Mr. Chow agreed to provide, among other services, corporate, strategy and business development assistance to SeaStar Medical. As compensation for such services, SeaStar Medical agreed to pay Mr. Chow $25,000 per month during the term of the Chow Consulting Agreement. In addition, pursuant to the Chow Consulting Agreement, Mr. Chow is entitled to receive, subject to approval by SeaStar Medical’s board of directors, options to purchase up to 141,733 shares of Common Stock of SeaStar Medical. The Chow Consulting Agreement is effective until May 22, 2023, unless renewed by SeaStar Medical in writing at its sole discretion. Each party may terminate the agreement by providing 90-days’ advance notice to the other party. SeaStar Medical may terminate the Chow Consulting Agreement upon a Change in Control (as defined in the Chow Consulting Agreement). SeaStar Medical terminated the Chow Consulting Agreement immediately prior to the closing of the Business Combination. The Chow Consulting Agreement terminated upon Mr. Chow’s death on November 24, 2022.

Pursuant to the Chow Consulting Agreement, SeaStar Medical may suspend the payment of fees to Mr. Chow in the event SeaStar Medical’s cash and cash equivalents on its balance sheet is less than $500,000. In addition, SeaStar Medical is required to pay all fees due to Mr. Chow under the Chow Consulting Agreement in the event of a Change of Control of SeaStar Medical, which includes completion of the Business Combination. Since the execution of the Chow Consulting Agreement, SeaStar Medical has paid a total of $588,258.50 to Mr. Chow for his services under the Chow Consulting Agreement.

Chow Bonus Agreement

In December 2021, SeaStar Medical entered into a transaction bonus agreement with Mr. Chow, which provide for two long-term incentives: a business development bonus and an exit event bonus.

The business development bonus payable under the transaction bonus agreements is based on the amount of cash received by SeaStar Medical, with a threshold amount of $125,000 payable, if cash payments exceed a specified threshold, prior to December 31, 2022. If the amount of business development proceeds falls below a threshold set forth in the agreements, then the business development bonus will vest with respect to twenty-five percent (25%) on each of the six (6) month anniversaries of SeaStar Medical receiving a specified minimum amount of proceeds, provided that such vesting shall immediately accelerate in full if the amount of such proceeds exceeds a specified multiple of the minimum amount or SeaStar Medical experiences an exit event.

The exit event bonus payable to Mr. Chow upon the occurrence of certain merger transactions resulting in an acquisition of SeaStar Medical, our post-merger securities being publicly-traded, or an initial public offering (an “exit event”). The calculation of the bonus varies based on the exit event. The bonus is based on a percentage of the gross cash proceeds exceeding a specified threshold for an acquisition by way of merger, consolidation, reorganization, or other transaction (or series of transactions) resulting in SeaStar Medical stockholders owning less than 50% of the voting interests in the surviving entity, a sale, lease, exclusive license, or other disposition of substantially all of SeaStar Medical’s assets, or any person or group becoming the beneficial owner of more than 50% of SeaStar Medical’s outstanding voting securities having the right to vote for members of the Board. A $150,000 exit event bonus is payable in connection with an initial public offering and other business combination resulting in SeaStar Medical’s post-merger securities being publicly-traded. In December 2022, the Board determined that the $150,000 cash exit event bonus would be payable to Mr. Chow’s estate in connection with the Business Combination.

Barnett Consulting Agreement

On March 1, 2021, SeaStar Medical entered into an Independent Consulting Agreement with Rick Barnett, a director of SeaStar Medical, pursuant to which Mr. Barnett provides SeaStar Medical services related to business development support, hospital strategy development, commercial strategy planning, fundraising support and IPO preparation. As compensation for such services, SeaStar Medical paid Mr. Barnett $12,500 per month during the term of the Independent Consulting Agreement. The Independent Consulting Agreement with Rick Barnett was terminated on March 1, 2022. Since the execution of the Independent Consulting Agreement and prior its termination, SeaStar Medical paid a total of $112,500 to Mr. Barnett.

Collins Consulting Agreement

On March 1, 2021, SeaStar Medical entered into an Independent Consulting Agreement with Allan Collins, a current director of SeaStar Medical, pursuant to which Mr. Collins provides services related to clinical development plans, medical education plans, key opinion leader development and medical affairs plans. As compensation for such services, SeaStar Medical paid Mr. Collins $12,500 per month during the term of the Independent Consulting Agreement. The Independent Consulting Agreement with Allan Collins was terminated on March 1, 2022. Since the execution of the Independent Consulting Agreement and prior its termination, SeaStar Medical paid a total of $112,500 to Mr. Collins.

Subscription Agreements/PIPE Investment.

On August 23, 2022, LMAO entered into Subscription Agreements with the PIPE Investors pursuant to which the PIPE Investors have agreed to purchase, and LMAO has agreed to sell, an aggregate of 700,000 shares of Common Stock at $10.00 per share and the PIPE Warrants for an aggregate purchase price of $7,000,000. The obligations to consummate the transaction contemplated by the Subscription Agreements are conditioned upon, among other things, customary closing conditions and the consummation of the transactions contemplated by the Merger Agreement. The Dow Pension Funds have agreed to purchase an aggregate of $5,000,000 in the PIPE Investment. The transactions contemplated by the Subscription Agreements were consummated immediately after the Closing.

Business Combination Transactions

In connection with the closing of the Business Combination, the Company entered into various transactions with certain related parties as set forth below:

Amended and Restated Registration Rights Agreement

On April 21, 2022 and in connection with the execution of the Merger Agreement, certain stockholders of SeaStar Medical and LMAO entered into the Amended and Restated Registration Rights Agreement, pursuant to which the Company is required to file, not later than 30 days after the Closing, a registration statement covering the shares of Common Stock issued or issuable to the Registration Rights Stockholders. In addition, the Amended and Restated Registration Rights Agreement imposes certain lock-up restrictions on shares of Common Stock held by Registration Rights Stockholders following the consummation of the Business Combination.

On October 25, 2022, LMAO and SeaStar Medical agreed to waive the lock-up restrictions with respect to shares of Common Stock held by two Registration Rights Stockholders, Mr. David Humes and Mr. Michael Humes (“Humes Lock-up Release”). Also on October 25, 2022, LMAO and Registration Rights Stockholders entered into an Amendment No. 1 to Amended and Restated Registration Rights Agreement and Waiver of Lock-Up Period (the “Lock-Up Waiver”), pursuant to which, among other things, LMAO and certain Registration Rights Stockholders agreed to waive their right to require the Company to the release of their lock-up restrictions as a result of the Humes Lock-up Release.

Director Nomination Agreement

On the Closing Date, the Sponsor and LMAO entered into the Director Nomination Agreement, providing the Sponsor with certain director nomination rights, including the right to appoint or nominate for election to the Board, as applicable, two individuals, to serve as Class II directors of the Company, for a certain period following the Closing.

Amendment to Credit Agreement with LMFA and Amended Promissory Note

On October 28, 2022, SeaStar Medical and LMFA entered into the First Amendment to Credit Agreement, pursuant to which the parties amended the Credit Agreement and entered into the LMFA Note to (i) extend the maturity date of the loan under the Credit Agreement to October 30, 2023; (ii) permit the LMFA Note be prepaid without premium or penalty; (iii) require the Company to use 5.0% of the gross cash proceeds received from any future debt and equity financing to pay outstanding balance of LMFA Note, provided that such repayment is not required for the first $500,000 of cash proceeds; (iv) reduce the interest rate of the LMFA Note from 15% to 7% per annum; and (iv) reduce the default interest rate from 18% to 15%. The LMFA Note contains customary representations and warranties, affirmative and negative covenants and events of default. In addition, on October 28, 2022, the parties entered into the LMFA Security Agreement, pursuant to which the Company and SeaStar Medical granted LMFA a security interest in substantially all of the assets and property of the Company and SeaStar Medical, subject to certain exceptions, as collateral to secure the Company’s obligations under the amended Credit Agreement. In addition, SeaStar Medical entered into the LMFA Guaranty, pursuant to which SeaStar Medical unconditionally guarantees and promises to pay to Sponsor the outstanding principal amount under the LMFA Note.

On March 15, 2023, in connection with the Convertible Note Financing, the Company and LMFA entered into the Amendment, Consent and Waiver Agreement to extend the maturity date of the loan under the Credit Agreement to June 15, 2024.

Sponsor Promissory Note

On October 28, 2022, the Company entered into the Sponsor Note with Sponsor as the lender, for an aggregate principal amount of $2,785,000 to amend and restate in their entirety the Original Notes. The Sponsor Note amended and consolidated the Original Notes to: (i) extend maturity dates of the Original Notes to October 30, 2023; (ii) permit outstanding amounts due under the Sponsor Note to be prepaid without premium or penalty; and (iii) require the Company to use 5.0% of the gross cash proceeds received from any future debt and equity financing to pay outstanding balance of Sponsor Note, provided that such repayment is not required for the first $500,000 of cash proceeds. The Sponsor Note carries an interest rate of 7% per annum and contains customary representations and warranties and affirmative and negative covenants. The Sponsor Note is also subject to customary events of default, the occurrence of which may result in the Sponsor Promissory Note then outstanding becoming immediately due and payable, with interest being increased to 15.0% per annum. In addition, on October 28, 2022, the parties entered into the Sponsor Security Agreement, pursuant to which the Company and SeaStar Medical granted Sponsor a security interest in substantially all of the assets and property of the Company and SeaStar Medical, subject to certain exceptions, as collateral to secure the Company’s obligations under the Sponsor Note. In addition, SeaStar Medical entered into the Sponsor Guaranty, pursuant to which SeaStar Medical unconditionally guarantees and promises to pay to Sponsor the outstanding principal amount under the LMFA Note.

On March 15, 2023, in connection with the Convertible Note Financing, the Company and Sponsor entered into the Amendment, Consent and Waiver Agreement to extend the maturity date of the Original Notes to June 15, 2024.

Related Person Transaction Policy

The Company adopted a related person transaction policy that sets forth its procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of the Company’s policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which the Company and any related person are, were or will be participants in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to the Company as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of the Company’s voting securities and any of their respective immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, the Company’s management must present information regarding the related person transaction to the Company’s audit committee, or, if audit committee approval would be inappropriate, to another independent body of the Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests (direct and indirect) of the related persons, the benefits to the Company of the transaction and whether the transaction is on terms that are comparable to the terms available to or from (as the case may be) an unrelated third party or to or from employees generally. Under the policy, the Company will collect information that it deems reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable the Company to identify any existing or potential related person transactions and to effectuate the terms of the policy. In addition, under the Code of Conduct, the Company’s employees and directors will have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, the Company’s audit committee, or other independent body of the Board, will take into account the relevant available facts and circumstances including, but not limited to:

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the risks, costs and benefits to the Company;
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the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
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the availability of other sources for comparable services or products; and
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the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, the Company’s audit committee, or other independent body of the Board, must consider, in light of known circumstances, whether or not the transaction is consistent with the Company’s best interests and those of the Company’s stockholders, as the Company’s audit committee, or other independent body of the Board, determines in the good faith exercise of its discretion.

Recent Sales of Unregistered Securities and Use of Proceeds

PIPE Financing

On August 23, 2022, following the execution of the Merger Agreement, LMAO entered into subscription agreements with three institutional investors (the “PIPE Investors”) whereby, the PIPE Investors collectively subscribed for an aggregate of 700,000 shares of Common Stock at $10.00 per share, and 700,000 warrants for aggregate gross proceeds of $7.0 million (the “PIPE Financing”). The PIPE Financing was consummated concurrently with the Closing of the Business Combination.

The shares of Common Stock issued to the PIPE Investors were issued in accordance with the exemption from registration under the Securities Act, under Section 4(a)(2) promulgated under the Securities Act.

The issuance of Class A Common Stock upon the automatic conversion of the Class B Common Stock and the issuance of Common Stock upon the automatic conversion of the Class A Common Stock at the Closing has not been registered under the Securities Act in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act.

Convertible Note Financing

On March 15, 2023, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with an institutional investor (the “Purchaser”), whereby the Company agreed to sell and issue to the Purchaser, in a series of up to four closings, senior unsecured convertible notes (the “Notes”), convertible into shares of the Company’s Common Stock, par value $0.0001 per share, in a principal amount of up to approximately $9.8 million and warrants (the “Warrants”) to purchase shares of the Company’s Common Stock. On March 15, 2023 (the “Initial Closing Date”), the Company issued a Note, convertible into 1,207,729 shares of Common Stock at an initial conversion price of $2.70, in a principal amount of $3,260,869.57, and a Warrant to purchase up to 328,352 shares of Common Stock.

At the second closing on May 12, 2023 (the "Second Closing Date"), the Company issued and sold to the Purchaser (i) an additional Note in a principal amount of $2,173,913.04 and (ii) additional Warrants to purchase up to 218,901 shares of Common Stock. At each of the third and fourth closings, the Company may, at its option, issue and sell to the Purchaser (i) additional Notes, each in a principal amount of $2,173,913.04 and (ii) additional Warrants to purchase shares of Common Stock equal to 25% of the Purchaser’s shares of Common Stock issuable upon conversion of the Notes on the applicable closing date. Pursuant to the Securities Purchase Agreement, the Company must satisfy certain additional conditions in order to sell and issue the additional Notes and additional Warrants at the second, third and fourth closings. Such additional conditions include, but are not limited to, the effectiveness of a registration statement to be filed by the Company with the SEC to register shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants, and for the third and fourth closings, the approval by stockholders of the Company to issue more than 19.99% of issued and outstanding shares pursuant to applicable Nasdaq Rules. If the third closing and fourth closing do not occur within the one-year anniversary of the Initial Closing Date, the Company’s right to affect the third and fourth closings shall automatically terminate.

The Notes will be issued at an 8% original issue discount and bear an interest rate of 7%. The Notes mature fifteen (15) months after their issuance, unless accelerated due to an event of default. The Notes are redeemable, in whole or in part, at any time at the discretion of the Company. At the Initial Closing Date and Second Closing Date, the Company received net proceeds, after the original issue discount and the Purchaser’s counsel fees, of $2.4 million and $1.7 million respectively.

The Notes contain standard and customary covenants and events of default. Such events of default include, but are not limited to, failure to make payments when due, failure to observe or perform covenants or agreements contained in the Notes, the breach of any material representation or warranty contain therein, the bankruptcy or insolvency of the Company, the suspension of trading of Common Stock, and the Company’s failure to file required reports with the SEC. If any such event of default occurs, subject to any cure period, the Purchaser shall have the right to redeem any portion of the Note for a redemption price, with a certain dollar amount available for conversion, at the Purchaser’s option, into shares of Common Stock.

The Warrants have an initial exercise price of $2.97 per share of Common Stock, are exercisable at any time before the close of business on the day five (5) years after their issuance and contain cashless exercise provisions.

The Notes, Warrants, and shares of Common Stock issuable upon conversion of the Notes and upon exercise of such Warrants, have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and were issued and sold to an accredited investor in reliance upon the exemption from registration contained in Regulation D promulgated under the Securities Act.

Limitation on Liability and Indemnification of Directors and Officers

Our Charter limits the liability for directors to the fullest extent permitted under the DGCL. The DGCL provides that directors of a corporation will not be personally liable for monetary damages for a breach of their fiduciary duties as directors, except for liability:

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for any transaction from which the director derives an improper personal benefit;
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for any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
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for any unlawful payment of dividends or redemption of shares; or
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for any breach of a director’s duty of loyalty to the corporation or its stockholders.

If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of the directors will be further eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

Delaware law and the Bylaws provide that we will, in certain situations, indemnify our directors and officers and may indemnify other employees and agents, to the fullest extent permitted by law. Any indemnified person is also entitled, subject to certain limitations, to advancement, direct payment, or reimbursement of reasonable expenses (including attorneys’ fees and disbursements) in advance of the final disposition of the proceeding.

We maintain a directors’ and officers’ insurance policy pursuant to which our directors and officers are insured against liability for actions taken in their capacities as directors and officers. We believe these provisions in the Charter and Bylaws are necessary to attract and retain qualified persons as directors and officers.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or control persons, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

PROPOSAL 2: NOTE AND WARRANT SHARE ISSUANCE PROPOSAL

Background and Overview

Securities Purchase Agreement

On March 15, 2023, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with 3i LP, an institutional investor (the “Purchaser”), pursuant to which the Company agreed to sell and issue to the Purchaser, in a series of up to four closings, senior unsecured convertible notes (the “Convertible Notes”), convertible into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), in a principal amount of up to approximately $9.8 million and warrants (the “Warrants”) to purchase shares of the Company’s Common Stock. On March 15, 2023 (the “Initial Closing Date”), the Company issued a Convertible Note, convertible into 1,207,729 shares of Common Stock at an initial conversion price of $2.70, in a principal amount of $3,260,869.57, and a Warrant to purchase up to 328,352 shares of Common Stock.

At the second closing on May 12, 2023 (the "Second Closing Date"), the Company issued and sold to the Purchaser (i) an additional Convertible Note in a principal amount of $2,173,913.04 and (ii) additional Warrants to purchase up to 218,901 shares of Common Stock. At each of the third and fourth closings, the Company may, at its option, issue and sell to the Purchaser (i) additional Convertible Notes, each in a principal amount of $2,173,913.04 and (ii) additional Warrants to purchase shares of Common Stock equal to 25% of the Purchaser’s shares of Common Stock issuable upon conversion of the Convertible Notes on the applicable closing date. Pursuant to the Purchase Agreement, the Company must satisfy certain additional conditions in order to sell and issue the additional Convertible Notes and additional Warrants at the second, third and fourth closings. Such additional conditions include, but are not limited to, the effectiveness of a registration statement to be filed by the Company with the SEC to register shares of Common Stock issuable upon conversion of the Convertible Notes and exercise of the Warrants, and for the third and fourth closings, the approval by stockholders of the Company to issue more than 19.99% of issued and outstanding shares pursuant to applicable Nasdaq Rules. If the third closing and fourth closing do not occur within the one-year anniversary of the Initial Closing Date, the Company’s right to effect the third and fourth closings shall automatically terminate.

The Convertible Notes will be issued at an 8% original issue discount and bear an interest rate of 7%. The Convertible Notes mature fifteen (15) months after their issuance unless accelerated due to an event of default. The Convertible Notes are redeemable, in whole or in part, at any time at the discretion of the Company. At the Initial Closing Date and Second Closing Date, the Company received net proceeds, after the original issue discount and the Purchaser’s counsel fees, of $2.4 million and $1.7 million respectively.

The Convertible Notes contain standard and customary covenants and events of default. Such events of default include, but are not limited to, failure to make payments when due, failure to observe or perform covenants or agreements contained in the Convertible Notes, the breach of any material representation or warranty contain therein, the bankruptcy or insolvency of the Company, the suspension of trading of Common Stock, and the Company’s failure to file required reports with the SEC. If any such event of default occurs, subject to any cure period, the Purchaser shall have the right to redeem any portion of the Convertible Note for a redemption price, with a certain dollar amount available for conversion, at the Purchaser’s option, into shares of Common Stock.

The Warrants have an initial exercise price of $2.97 per share of Common Stock, are exercisable at any time before the close of business on the day five (5) years after their issuance and contain cashless exercise provisions.

Registration Rights Agreement

On March 15, 2023, in connection with the sale and issuance of the Convertible Notes and Warrants, the Company entered into a Registration Rights Agreements (the “Registration Rights Agreement”) with the Purchaser. Under the terms of the Registration Rights Agreement, the Company has agreed to file a resale registration statement with the SEC and to use commercially reasonable efforts to cause such registration statement to be declared effective by the SEC within certain time frames. Under certain circumstances, if the Company fails to meet its obligations under the Registration Rights Agreement, it would be required to pay liquidated damages.

Also on March 15, 2023, the Company entered into certain amendment and waiver with each of Maxim Group LLC, LMFA and the Sponsor (each, a “Lender”), with respect to certain promissory notes issued to each Lender, pursuant to which the maturity dates of such promissory notes are extended to June 15, 2024, the same maturity date as the Convertible Notes. On April 11, 2023, the Company filed the Registration Statement on Form S-1, which became effective on May 4, 2023.

Why We are Seeking Stockholder Approval of Note and Warrant Share Issuance Proposal

Pursuant to Nasdaq Rule 5635(d), stockholder approval is required prior to the issuance of securities in a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock), which equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance, at a price less than the lower of: (i) the closing price immediately preceding the signing of the binding agreement, or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the transaction.

In light of this rule, the Purchase Agreement requires the Company to, as soon as practicable after the Initial Closing Date, but in no event later than June 30, 2023, hold a meeting of its stockholders to seek stockholder approval of issuance of all shares of Common Stock upon full conversion of the Convertible Notes and Warrants.

Additional Information

This summary is intended to provide you with basic information concerning the transactions contemplated under the Purchase Agreement. The full text of the Purchase Agreement and Registration Rights Agreement were included as Exhibits 10.1 and 10.2 to the Company’s Form 8-K filed on March 16, 2023, respectively.

Effect on Current Stockholders if the Proposal is Approved

Each additional share of Common Stock that would be issuable to the Purchaser would have the same rights and privileges as each share of our currently outstanding Common Stock. The issuance of shares of Common Stock to the Purchaser pursuant to the terms of the Convertible Notes and the Warrants will not affect the rights of the holders of our outstanding Common Stock, but such issuances will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders, and may result in a decline in our stock price or greater price volatility. Further, any sales in the public market of our shares of Common Stock issuable to the Purchaser could adversely affect prevailing market prices of our shares of Common Stock.

As of the date of this Proxy Statement, the outstanding Convertible Notes are convertible into an aggregate of 13,681,314 shares of our Common Stock and the outstanding Warrants are exercisable for an aggregate of 547,253 shares of our Common Stock. Assuming all four tranches of notes are funded, we estimate that the total number of shares of Common Stock that may be issued upon conversion of Convertible Notes will be approximately 24,626,366 shares. Further, if all repayments on the outstanding principal of Convertible Notes are satisfied in shares of Common Stock, we estimate that we would issue approximately 25,611,421 shares of our Common Stock to the Purchaser in satisfaction of such repayments.

Effect on Current Stockholders if the Proposal is Not Approved

The Company is not seeking the approval of its stockholders to authorize its entry into the Purchase Agreement, the Convertible Notes, the Warrants and any related documents, because the Company has already done so and such documents already are binding obligations of the Company. The failure of the Company’s stockholders to approve the Note and Warrant Share Issuance Proposal will not negate the existing terms of the documents, which will remain binding obligations of the Company. However, because the Company has agreed to seek stockholder approval of the issuance of shares under the Convertible Notes and Warrants prior to June 30, 2023, failure to do so may constitute a breach of contract and cause the Company to incur liabilities under the Purchase Agreement.

If the stockholders do not approve this proposal, the Company will not be able to issue 20.0% or more of the Company’s outstanding shares of Common Stock as of the Initial Closing Date to the Purchaser pursuant to the terms of the Convertible Notes and/or the Warrants. As a result, the Company may be obligated to satisfy its obligations under the Convertible Notes, including, but not limited to, repayments, and the Warrants in cash. If all repayments on the outstanding Convertible Notes are satisfied in cash, we estimate that we would pay approximately $10.6 million in satisfaction of such repayments. Further, the Company is required to obtain stockholder approval of the Note and Warrant Share Issuance Proposal in order to exercise its option under the Purchase Agreement to issue the additional Convertible Notes and Warrants to the Purchaser at the third and fourth closings. Accordingly, if stockholder approval of the Note and Warrant Share Issuance Proposal is not obtained, the Company will not be able to issue the additional Convertible Notes and Warrants and may need to seek alternative sources of financing, which financing may not be available on advantageous terms, or at all, and which may result in the incurrence of additional transaction expenses. The Company expects to receive gross proceeds of approximately $9.8 million upon issuance of the four tranches of Convertible Notes to the extent the Company satisfies the required conditions.

The Company’s ability to successfully develop its product candidate and implement its business plans and ultimately generate value for its stockholders is dependent upon its ability to raise capital to fund the regulatory approval process and to commercialize its products. The Company is required to obtain additional financing in order to continue its operations, therefore it is critical for the Company to issue the additional Convertible Notes and Warrants in the third and fourth closings under the Purchase Agreement. Because stockholder approval is a pre-condition to issue such additional Convertible Notes and Warrants, failure to do so will prevent the Company from accessing required capital to fund its development efforts.

Further, pursuant to the Purchase Agreement, if the Company does not obtain stockholder approval of the Note and Warrant Share Issuance Proposal on or prior to June 30, 2023, the Company will be obligated to continue to seek stockholder approval of the Note and Warrant Share Issuance Proposal semi-annually until such approval is obtained or until the Convertible Notes are no longer outstanding. As such, failure to obtain stockholder approval of the Note and Warrant Share Issuance Proposal at the Annual Meeting will require the Company to incur the costs of holding one or more additional stockholder meetings until it obtains such approval.

Required Vote of Stockholders

The approval of this proposal requires the affirmative vote of holders of a majority of the votes cast at the Annual Meeting. The means that the approval requires the number of votes cast in favor exceeds the number of votes cast against approval of this proposal. Abstentions are not considered votes cast and will therefore have no effect on this proposal. Under applicable exchange rules, brokers are not permitted to vote shares held for a customer on “non-routine” matters (such as this proposal) without specific instructions from the customer. Therefore, broker non-votes are not considered votes cast and will also have no effect on the outcome of this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that stockholders vote FOR the approval, for purposes of complying with Nasdaq listing rule 5635(d), of the full issuance of shares of Common Stock issuable by the company pursuant to the Convertible Notes and Warrants.

PROPOSAL 3: ELOC ISSUANCE PROPOSAL

Background and Overview

ELOC Common Stock Purchase Agreement

On August 23, 2022, the Company entered into a common stock purchase agreement with SeaStar Medical, Inc. (“SeaStar”) and Tumim Stone Capital LLC (the “ELOC Investor” or “Tumim”), as amended by the Amendment No. 1 thereto entered into by the parties on November 9, 2022 (as amended, the “Common Stock Purchase Agreement”). Pursuant to the Common Stock Purchase Agreement, the Company has the right, but not the obligation, to sell to the ELOC Investor, and the ELOC Investor is obligated to purchase, up to $100 million of newly issued shares (the “Purchase Shares”) of the Company’s Common Stock from time to time during the term of the agreement (the “Equity Line of Credit”), subject to certain limitations and conditions. In addition, pursuant to the terms of the Common Stock Purchase Agreement, as consideration for its commitment to purchase shares of Common Stock from time to time at our direction, the Company issued 218,842 shares of Common Stock to the ELOC Investor on January 20, 2023 as Commitment Shares that the Company agreed to issue to the ELOC Investor for its commitment to purchase the Purchase Shares under the Common Stock Purchase Agreement.

The sale of our Common Stock by us to Tumim under the Common Stock Purchase Agreement, if any, will be subject to certain limitations and may occur, from time to time at our sole discretion, over the approximately 24-month period commencing on the date of initial satisfaction of certain conditions as set forth in the Purchase Agreement, including but are not limited to the following: (i) a registration statement that includes this prospectus covering the resale by Tumim of shares of our Common Stock that have been and may be issued under the Purchase Agreement is declared effective by the SEC; (ii) a final prospectus in connection therewith is filed, (iii) the Commitment Shares have been issued to Tumim; and (iv) satisfaction of other customary conditions as set forth in the Common Stock Purchase Agreement. From and after the satisfaction of all conditions to Tumim’s purchase obligations set forth in the Common Stock Purchase Agreement, or the Commencement, and the date on which the Commencement occurs, or the Commencement Date, we will have the right, but not the obligation, from time to time at our sole discretion, to direct Tumim to purchase certain amounts of our Common Stock, subject to certain limitations in the Common Stock Purchase Agreement, that we specify in purchase notices that we deliver to Tumim under the Common Stock Purchase Agreement, or each such purchase, a Purchase. The purchase price of the shares of our Common Stock that we may direct Tumim to purchase in a Purchase will be equal to 97% of the lowest daily VWAP during the three (3) consecutive trading day period ending on (and including) the trading day immediately prior to the date on which Tumim receives notice, the applicable purchase notice for such Purchase, or each such period, a Purchase Valuation Period. There is no upper limit on the price per share that Tumim could be obligated to pay for our Common Stock under the Common Stock Purchase Agreement. The purchase price per share of our Common Stock to be sold in a Purchase will be equitably adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction occurring during the applicable Purchase Valuation Period for such Purchase. As set forth in the Common Stock Purchase Agreement, the closing sale price of the Common Stock on the trading day immediately preceding such Purchase Date (as defined in the Purchase Agreement) is not less than $0.50, which shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction and, effective upon the consummation of any such reorganization, recapitalization, non-cash dividend, stock split or other similar transaction.

Under the applicable rules of The Nasdaq Stock Market LLC, or the Nasdaq listing rules, in no event may we issue or sell to Tumim under the Common Stock Purchase Agreement and the transactions contemplated thereby, shares of our Common Stock in excess of 2,538,663 shares, or the Exchange Cap, which is 19.99% of the shares of our Common Stock outstanding immediately prior to the execution of the Common Stock Purchase Agreement. We will need to obtain stockholder approval to issue shares of our Common Stock in excess of the Exchange Cap, unless the average price of all applicable sales of our common stock to Tumim under the Common Stock Purchase Agreement equals or exceeds $7.18 (which is the official closing price of the Common Stock on Nasdaq on the trading day immediately preceding the date of the Common Stock Purchase Agreement, plus an incremental amount to take into account our issuance of the Commitment Shares to Tumim as consideration for its commitment to purchase shares of our Common Stock under the Common Stock Purchase Agreement rather than in exchange for cash), in which case, under the Nasdaq listing rules, the Exchange Cap limitation will not apply to issuances and sales of our Common Stock under the Common Stock Purchase Agreement. In any event, the Common Stock Purchase Agreement specifically provides that we may not issue or sell any shares of our Common Stock under the Common Stock Purchase Agreement if such issuance or sale would breach any Nasdaq listing rule.

Unless earlier terminated as provided hereunder, the Common Stock Purchase Agreement shall terminate automatically on the earliest to occur of: (i) the first day of the month next following the 24-month anniversary of the Closing Date of the Common Stock Purchase Agreement, (ii) the date on which Tumim shall have purchased the Total Commitment worth of shares pursuant to the Common Stock Purchase Agreement, (iii) the date on which the Common Stock shall have failed to be listed or quoted on the Trading Market or any Eligible Market, (iv) the thirtieth (30th) Trading Day next following the date on which, pursuant to or within the meaning of any Bankruptcy Law, the Company commences a voluntary case or any person commences a proceeding against the Company, in each case that is not discharged or dismissed prior to such thirtieth (30th) Trading Day, and (v) the date on which, pursuant to or within the meaning of any Bankruptcy Law, a custodian is appointed for the Company or for all or substantially all of its property, or the Company makes a general assignment for the benefit of its creditors.

We have the right to terminate the Common Stock Purchase Agreement at any time after the Commencement Date, at no cost or penalty, upon one trading day’s prior written notice to Tumim. We and Tumim may also terminate the Common Stock Purchase Agreement at any time by mutual written consent.

Tumim also has the right to terminate the Common Stock Purchase Agreement upon 10 trading days’ prior written notice to us, but only upon the occurrence of certain events, including:

•
the occurrence of a Material Adverse Effect (as defined in the Common Stock Purchase Agreement);
•
the occurrence of a Fundamental Transaction (as defined in the Common Stock Purchase Agreement) involving us;
•
our failure to file with the SEC the registration statement that includes this prospectus or any additional registration statement we are required to file with the SEC pursuant to the Registration Rights Agreement, within the time periods set forth in the Registration Rights Agreement;
•
while the registration statement that includes this prospectus or any additional registration statement or any post-effective amendments thereto are required to be maintained effective pursuant to the Registration Rights Agreement, the effectiveness of such registration statements or post-effective amendments lapse for any reason (including the issuance of a stop order by the SEC), or this prospectus or the prospectus included in any additional registration statement we file with the SEC pursuant to the Registration Rights Agreement otherwise becomes unavailable to Tumim for the resale of all of the shares of common stock included therein, and such lapse or unavailability continues for a period of 20 consecutive Trading Days or for more than an aggregate of 60 Trading Days in any 365-day period, other than due to acts of Tumim; or
•
trading in the common stock on the Nasdaq Global Market (or if the common stock is then listed on an Eligible Market, trading in the common stock on such Eligible Market) has been suspended for a period of three consecutive trading days.

The Commitment Shares and the Purchase Shares were offered by Tumim pursuant to an effective registration statement on Form S-1 (File No. 333-269338), which was declared effective initially by the SEC on January 30, 2023.

Why We are Seeking Stockholder Approval of the ELOC Issuance Proposal

Pursuant to Nasdaq Rule 5635(d), stockholder approval is required prior to the issuance of securities in a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock), which equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance, at a price less than the lower of: (i) the closing price immediately preceding the signing of the binding agreement, or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the transaction.

In light of this rule, the Common Stock Purchase Agreement provides that, unless the Company obtains the approval of this proposal, the Company is prohibited from issuing any Purchase Shares to the ELOC Investor pursuant to the Equity Line of Credit if the issuance of such shares of common stock, together with the Commitment Shares, would exceed 19.99% of the Company’s outstanding shares of common stock as of November 9, 2022, or if such issuance would otherwise exceed the aggregate number of shares of common stock which the Company may issue without breaching its obligations under the rules and regulations of Nasdaq.

Additional Information

This summary is intended to provide you with basic information concerning the Common Stock Purchase Agreement. The full text of the Common Stock Purchase Agreement and Amendment No. 1 thereto were included as Exhibit 10.30 to the

Company’s Form S-4/A filed on August 24, 2022 and Exhibit 10.1 to the Company’s Form 8-K filed on November 10, 2022, respectively.

Effect on Current Stockholders if the ELOC Issuance Proposal is Approved

Each additional share of Common Stock that would be issuable to the ELOC Investor would have the same rights and privileges as each share of our currently outstanding Common Stock. The issuance of shares of Common Stock to the ELOC Investor pursuant to the terms of the Common Stock Purchase Agreement will not affect the rights of the holders of our outstanding Common Stock, but such issuances will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders, and may result in a decline in our stock price or greater price volatility. Further, any sales in the public market of our shares of Common Stock issuable to the ELOC Investor could adversely affect prevailing market prices of our shares of Common Stock.

Effect on Current Stockholders if the ELOC Issuance Proposal is Not Approved

The Company is not seeking the approval of its stockholders to authorize its entry into the Common Stock Purchase Agreement and any related documents, as the Company has already done so and such documents already are binding obligations of the Company. The failure of the Company’s stockholders to approve the ELOC Issuance Proposal will not negate the existing terms of the documents, which will remain binding obligations of the Company. In particular, the Company has already issued the Commitment Shares to the ELOC Investor as consideration for its commitment to purchase shares of Common Stock under the Common Stock Purchase Agreement, and the ELOC Investor will be under no obligation to return the Commitment Shares in the event that no Purchase Shares are issued pursuant to the Equity Line of Credit.

If the stockholders do not approve the ELOC Issuance Proposal, the Company will be unable to issue any Purchase Shares pursuant to the Equity Line of Credit in excess of the Exchange Cap. Accordingly, if stockholder approval of the ELOC Issuance Proposal is not obtained, the Company may need to seek alternative sources of financing, which financing may not be available on advantageous terms, or at all, and which may result in the incurrence of additional transaction expenses. The total amount of gross proceeds that may be raised under the Equity Line of Credit is $100.0 million assuming the issuance of all of the Purchase Shares. However, there are certain conditions and limitations on the Company’s ability to utilize Equity Line of Credit. The Company will be required to satisfy various conditions, which include, among others: (1) delivery of a compliance certificate; (2) filing of an initial registration statement; and (3) customary bring-down opinions and negative assurances, in order to commence the selling of Common Stock. Once such conditions are satisfied, the purchases are subject to various restrictions and other limitations, including a cap on the number of shares of Common Stock that we can sell based on the trading volume of our Common Stock, as well as certain beneficial ownership restrictions of Tumim. If any of these conditions are not satisfied or limitations are in effect, the Company may not be able to utilize all or part of Equity Line of Credit, which would have an adverse impact on the Company’s ability to satisfy its capital needs and could have a material adverse impact on its business.

The Company’s ability to successfully implement its business plans and ultimately generate value for its stockholders is dependent upon its ability to raise capital and satisfy its ongoing business needs. If the Company is unable to issue Purchase Shares pursuant to the Equity Line of Credit, it may be unable to fully satisfy its ongoing business needs on the terms or timeline it anticipates, if at all, the effect of which could materially and adversely impact future operating results, and result in a delay in or modification or abandonment of our business plans.

Required Vote of Stockholders

The approval of this proposal requires the affirmative vote of holders of a majority of the votes cast at the Annual Meeting. The means that the approval requires the number of votes cast in favor exceeds the number of votes cast against approval of this proposal. Abstentions are not considered votes cast and will therefore have no effect on this proposal. Under applicable exchange rules, brokers are not permitted to vote shares held for a customer on “non-routine” matters (such as this proposal) without specific instructions from the customer. Therefore, broker non-votes are not considered votes cast and will also have no effect on the outcome of this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that stockholders vote FOR the approval, for purposes of complying with Nasdaq listing rule 5635(d), of the full issuance of shares of Common Stock issuable by the company pursuant to the Equity Line of Credit.

Proposal 4: Ratification of Appointment of Independent Registered
Public Accounting Firm

Our Audit Committee has appointed Armanino LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of Armanino LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

Armanino LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2022. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of Armanino LLP is expected to attend the 2023 Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

In the event that the appointment of Armanino LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent registered public accounting firm for the fiscal year ending December 31, 2023. Even if the appointment of Armanino LLP is ratified, the Audit Committee retains the discretion to appoint a different independent registered public accounting firm at any time if it determines that such a change is in the interest of the Company.

Vote Required

This proposal requires the affirmative vote of holders of a majority in voting power of the votes cast. Abstentions have the same effect as negative votes. Because brokers have discretionary authority to vote on the ratification of the appointment Armanino, LLP, we do not expect any broker non-votes in connection with this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of Armanino LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2023.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

Audit Fees

Audit fees of Armanino LLP, our independent registered public accounting firm, billed to us for audit services totaled $313,511 in the year ended December 31, 2022, and $36,748 in the year ended December 31, 2021. Audit fees consist of professional services rendered for the annual audit of consolidated financial statements and review of quarterly consolidated financial statements for the years ended December 31, 2022 and 2021. Audit fees also include professional services rendered for review of our Registration Statement on Form S-1 and related underwriter comfort letter procedures in connection with our Business Combination.

Audit Committee Pre-Approval Policy and Procedures

The audit committee has policies and procedures that require the pre-approval by the audit committee (or one of its members) of all services performed by the Company’s independent registered public accounting firm and related fee arrangements. In the first half of each year, the audit committee approves the proposed services, including the nature, type and scope of services contemplated, and the related fees, to be rendered by these firms during the year. In accordance with this policy, the audit committee or one of its members pre-approved all services to be performed by the Company’s independent registered accounting firm.

Report of the Audit Committee of the Board of Directors

The Audit Committee has reviewed the audited consolidated financial statements of SeaStar Medical Holding Corporation (the “Company”) for the fiscal year ended December 31, 2022 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence ) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Kenneth Van Heel (Chair)

Rick Barnett

Allan Collins

Stockholders’ Proposals

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2024 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 3513 Brighton Blvd, Suite 410, Denver, CO 80216 in writing not later than January 20, 2024.

Stockholders intending to present a proposal at the 2024 annual meeting of stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Corporate Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Other Matters

Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting of Stockholders is attached to this Proxy Statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

Annual Report on Form 10-K

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, is enclosed herein, and will also be sent to any stockholder of record on May 1, 2023 without charge upon written request addressed to: SeaStar Medical Holding Corporation, 3513 Brighton Blvd Suite 410, Denver, CO 80216.

A reasonable fee will be charged for copies of exhibits. You also may access this Proxy Statement and our Annual Report on Form 10-K at www.proxydocs.com/ICU and on our investor relations website at investors.seastarmedical.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. YOU MAY ALSO SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

Eric Schlorff

Chief Executive Officer

Denver, CO

May 19, 2023

P.O. BOX 8016, CARY, NC 27512-9903

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

	INTERNET Go To: **www.proxypush.com/ICU** • Cast your vote online • **Have your Proxy Card ready** • Follow the simple instructions to record your vote
	PHONE Call **1-866-868-2739** • Use any touch-tone telephone • **Have your Proxy Card ready** • Follow the simple recorded instructions
	MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided

SeaStar Medical Holding Corporation

Annual Meeting of Stockholders

For Stockholders of record as of May 01, 2023

TIME: Wednesday, June 28, 2023 10:00 AM, Mountain Time

PLACE: Annual Meeting to be held via the Internet - please visit www.proxydocs.com/ICU for more details.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Eric Schlorff and Caryl Baron (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of SeaStar Medical Holding Corporation which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

SeaStar Medical Holding Corporation

Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:
FOR ON PROPOSALS 1, 2, 3 AND 4

PROPOSAL		YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	To elect two Class I Directors to serve until the 2026 annual meeting of stockholders, or until their successors shall have been duly elected and qualified;				
		FOR	WITHHOLD		
	1.01 Andres Lobo	☐	☐		FOR
	1.02 Rick Barnett	☐	☐		FOR
		FOR	AGAINST	ABSTAIN	
2.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the full issuance of shares of Common Stock issuable by the Company pursuant to the Convertible Notes (as defined in the proxy statement) and the Warrants (as defined in the proxy statement);	☐	☐	☐	FOR
3.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the full issuance of shares of Common Stock issuable by the Company pursuant to the Company's Equity Line of Credit (as defined in the proxy statement);	☐	☐	☐	FOR
4.	To ratify the appointment of Armanino LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;	☐	☐	☐	FOR
5.	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.				

You must register to attend the meeting online and/or participate at www.proxydocs.com/ICU

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) ____________ Date ____________

Signature (if held jointly) ____________ Date ____________